PROSPECTUS

                                       The
                                    BOND FUND
                                   FOR GROWTH

                              ROCHESTER FUND SERIES
                                 350 Linden Oaks
                         Rochester, New York 14625-2807
                                 1-800-552-1129
--------------------------------------------------------------------------------
     Rochester Fund Series, a Massachusetts business trust (the "Trust"), is an open-end, non-diversified, management investment company consisting of one portfolio, The Bond Fund For Growth (the "Fund"), which has three classes of shares, Class A Shares, Class B Shares, and Class Y Shares. The Fund's investment objective is to achieve a high level of total return on its assets through a combination of current income and capital appreciation. The Fund intends to achieve its objective by investing primarily in convertible fixed income securities. There can be no assurance that the Fund will achieve its objective.

     This Prospectus sets forth concisely information about Class A Shares, Class B Shares, and Class Y Shares of the Fund that prospective investors should know before investing. Investors should read this Prospectus carefully before they invest and retain it for future reference.

     A Statement of Additional Information (the "SAI") of the Fund dated May 1, 1995, as revised on January 5, 1996, which is incorporated by reference in its entirety in this Prospectus, has been filed with the Securities and Exchange Commission and is available without charge upon request to Oppenheimer Shareholder Services, the Fund's shareholder servicing agent (the "Agent"), at 1-800-552-1129 or by writing to the Agent. The SAI contains additional information about Class A Shares, Class B Shares, and Class Y Shares of the Fund and its management not included in this Prospectus.

The Fund invests a substantial portion of its assets in high-yield, lower rated bonds which are commonly referred to as "junk bonds." Investments of this type are subject to greater risk of loss of principal and interest. Purchasers should carefully assess the risks associated with an investment in the Fund. See Risk Factors.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, NOR ARE SHARES OF THE FUND FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

   The date of this Prospectus is May 1, 1995, as revised on January 5, 1996.

                          Table of Contents

                                                                   Page
                                                                   ----
Shareholder Expense Information ...............................     2
Financial Highlights ..........................................     3
About the Fund ................................................     4
Investment Strategies .........................................     5
Risk Factors ..................................................     8
Dividends and Other Distributions .............................    10
Alternative Sales Arrangements ................................    10
How to Purchase Shares ........................................    11
Distribution Plans ............................................    15
Shareholder Services ..........................................    15
Retirement Plans Offering Tax Benefits ........................    16
How to Redeem Shares ..........................................    17
Performance ...................................................    18
Tax Matters ...................................................    18
Management, Services and Distribution .........................    19
Appendix A ....................................................    21
Account Application ...........................................    23

                         SHAREHOLDER EXPENSE INFORMATION

     The information contained in the following tables is intended to assist an investor in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The only class of shares of the Fund outstanding prior to May 1, 1995 was redesignated as Class A Shares on May 1, 1995. The information for Class B Shares and Class Y Shares has been estimated based on expenses expected to have been incurred through December 31, 1995. For a further description of the various costs and expenses listed below, see How to Purchase Shares, How to Redeem Shares, Shareholder Services, and Management, Services and Distribution.


                        Shareholder Transaction Expenses
                                                                          Class A Shares   Class B Shares  Class Y Shares
                                                                          --------------   --------------  --------------
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)(1) ................................        3.25%           NONE           NONE
Maximum Contingent Deferred Sales Charge ...............................        NONE            3.5%           NONE
                                                                                         (declining to 0%
                                                                                         after six years)


                         Annual Fund Operating Expenses
                      As a Percentage of Average Net Assets
                                                                          Class A Shares   Class B Shares  Class Y Shares
                                                                          --------------   --------------  --------------
Management Fees .........................................................       0.56%           0.56%          0.56%
12b-1 Fees(2) ...........................................................       0.75%           1.00%          0.25%
Other Expenses ..........................................................       0.35%           0.36%          0.25%
Total Fund Operating Expenses(3) ........................................       1.66%           1.92%          1.06%

------------------
(1) The Fund's maximum sales load on Class A Shares of 3.25% declines to 1.25% on investments of $500,000 or more. In addition, the Fund offers several methods by which investors may aggregate purchases to reduce the applicable sales load. These methods, which include rights of accumulation, letters of intent, and group purchases, are explained more fully in the section entitled Purchasing Class A Shares.
(2) The 12b-1 fees for Class A Shares consist of an asset-based sales charge of 0.50% and a service fee (the "Service Fee") of 0.25%. The 12b-1 fees for Class B Shares include an asset-based sales charge of 0.75% and a Service Fee of 0.25%. The 12b-1 fees for Class Y Shares consist of a Service Fee of 0.25%. See Distribution Plans.
(3) Total Fund operating expenses for Class A Shares would have been 1.65% excluding interest. For the fiscal year ended December 31, 1994, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds. See Management, Services, and Distribution.

                                    Examples

     Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period, and conversion from Class B Shares to Class A Shares at the beginning of the seventh year:

                                    1 Year      3 Years    5 Years    10 Years
                                    ------      -------    -------    --------
Class A ........................     $49          $83       $120        $223
Class B ........................     $55          $85       $119        $212
Class Y ........................     $11          $34       $ 58        $129

     Your same investment would incur the following expenses, assuming no redemption, and conversion from Class B Shares to Class A Shares at the beginning of the seventh year:

                                    1 Year      3 Years    5 Years    10 Years
                                    ------      -------    -------    --------
Class A ........................     $49         $83        $120        $223
Class B ........................     $20         $60        $104        $212
Class Y ........................     $11         $34        $ 58        $129

     The above examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For Class B Shares and Class Y Shares, the examples are based on estimated data for the Fund's fiscal year ending December 31, 1995.

     Long term shareholders of Class A Shares and Class B Shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

     For additional information regarding fees and expenses associated with investing in Class A Shares, Class B Shares, and Class Y Shares of the Fund, see Alternative Sales Arrangements. Sales representatives may receive different compensation for sales of Class A Shares, Class B Shares, and Class Y Shares.

                              FINANCIAL HIGHLIGHTS

                       Selected Per Share Data and Ratios
                 (For a Share Outstanding Throughout the Period)

     The following table contains financial information for Class A Shares of The Bond Fund For Growth for the period from June 3, 1986 to December 31, 1986 and for the eight one-year periods ended December 31, 1994. The information set forth in this table has been derived from financial statements which have been examined by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto which appear in the SAI. Financial highlights are not presented for Class B Shares or Class Y Shares since no shares of those classes were outstanding for the periods indicated.


                                                                       Periods Ended December 31,
                                              ----------------------------------------------------------------------------
                                                1994     1993      1992+   1991*    1990    1989     1988    1987    1986**
                                              -------    ----      -----   -----    ----    ----     ----    ----    ----

Net asset value, beginning of period .....    $13.16    $11.43    $ 9.37  $ 7.88   $ 9.16  $ 9.03  $ 8.50  $ 9.96   $10.00
                                              ------    ------    ------  ------   ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income ...................      0.68      0.59      0.69    0.65     0.54    0.57    0.51    0.42     0.23
 Net realized and unrealized gain
  (loss) on investments ..................     (0.81)     1.79      2.15    1.53    (1.26)   0.16    0.56   (1.27)   (9.27)
                                              ------    ------    ------  ------   ------  ------  ------  ------   ------
Total from investment operations .........     (0.13)     2.38      2.84    2.18    (0.72)   0.73    1.07   (0.85)   (0.04)
                                              ------    ------    ------  ------   ------  ------  ------  ------   ------
Less distributions:
 Dividends from net investment income ....     (0.69)    (0.65)    (0.78)  (0.69)   (0.56)  (0.60)  (0.54)  (0.53)     --
 Distributions from capital gains ........     (0.14)      --        --      --       --      --      --    (0.08)     --
 Total distributions .....................     (0.83)    (0.65)    (0.78)  (0.69)   (0.56)  (0.60)  (0.54)  (0.61)     --
                                              ------    ------    ------  ------   ------  ------  ------  ------   ------
 Net asset value, end of period ..........    $12.20    $13.16    $11.43  $ 9.37   $ 7.88  $ 9.16  $ 9.03  $ 8.50   $ 9.96
                                              ======    ======    ======  ======   ======  ======  ======  ======   ======
Total return (excludes sales load) .......     (1.12%)   21.23%    31.19%  28.50%   (8.14%)  8.13%  12.43%  (9.34%)  (0.40%)
Ratios/supplemental data:
 Net assets, end of period (thousands) ...  $126,691   $69,375    $10,241 $6,403   $6,035  $8,423  $6,008  $5,345   $3,332
 Ratio of total expenses to average
  net assets  Y ..........................      1.66%     1.78%     1.93%   2.01%    2.92%   2.52%   2.67%   2.63%    1.03%
 Ratio of total expenses (excluding
  interest) to average net assets ........      1.65%     1.75%     1.91%   1.94%    2.90%   2.43%   2.50%   2.63%    1.03%
 Ratio of net investment income to
  average net assets .....................      5.24%     4.70%     6.62%   7.60%    6.37%   6.17%   5.53%   4.12%    2.28%
 Portfolio turnover rate .................     52.82%    88.66%    80.09%  48.55%   33.23%  54.46%  87.08%  107.5%    41.2%

---------------------
+ Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. which amounted to $0.01 per share. Without reimbursement, the ratios would have been 2.06%, 2.04% and 6.50%, respectively.

* Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. and Rochester Fund Services, Inc., which amounted to $0.07 per share. Without reimbursement, the ratios would have been 2.82%, 2.75% and 6.79%, respectively.

** The Fund commenced operations on June 3, 1986.

Y During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

     Per share information has been determined on the basis of the weighted average number of Class A Shares outstanding during the period.


                            Information on Bank Loans
                         See Leverage through Borrowing
                                                                    Periods ended December 31
                                           --------------------------------------------------------------------------
                                           1994     1993     1992    1991     1990     1989     1988    1987   1986**
                                           ----     ----     ----    ----     ----     ----     ----    ----   ------

Bank loans outstanding at end of
 period (000) ...........................  $  0     $  0      $ 0     $ 0     $  0      $ 0      $80      $0      $0
Monthly average amount of bank loans
 outstanding during the period (000) ....  $246     $213      $22     $45     $ 11      $47      $89      $0      $0
Monthly average number of shares of
 the Fund outstanding during the
 period (000) ........................... 8,206    2,941      716     702      764      661      645     498     167
Average amount of bank loans per share
 outstanding during the period ..........  $.03     $.07     $.03    $.06     $.01     $.07     $.14      $0      $0

------------------
** The Fund commenced operations on June 3, 1986.

ABOUT THE FUND

     The Fund is an open-end, non-diversified management investment company, organized as a Massachusetts business trust on January 21, 1986. The Fund has established three classes of shares, known as Class A Shares, Class B Shares, and Class Y Shares (individually and collectively referred to as "Shares," as the context may require). Except as otherwise noted in this Prospectus, Class A Shares are sold subject to a sales charge of up to 3.25% and are redeemed at net asset value. Class B Shares are sold at net asset value but may be subject to a contingent deferred sales charge ("CDSC") of up to 3.5% upon redemption. Class Y Shares are not subject to a sales charge or CDSC. Class A Shares are subject to an asset-based sales charge of 0.50% and a Service Fee of 0.25%. Class B Shares are subject to an asset-based sales charge of 0.75% and a Service Fee of 0.25%. Class Y Shares are subject to a Service Fee of 0.25%. See How to Purchase Shares and Distribution Plans.

Investment Objective

     The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund invests primarily in a portfolio that consists of a variety of convertible fixed income securities which, in the opinion of OppenheimerFunds, Inc. (the "Adviser"), will assist the Fund in achieving its investment objective. Convertible securities include corporate bonds, notes and preferred stock which can be converted into (exchanged for) common stock or other securities which provide an opportunity for equity participation. See Investment Strategies--Convertible Securities.

     Under normal market conditions, the Fund will invest at least 65% of its total assets in convertible bonds. Many convertible bonds are lower rated, speculative securities commonly referred to as "junk bonds." See Risk Factors. The balance of up to 35% of the total assets comprising the Fund's portfolio may be invested in other types of convertible securities as well as common stocks, non-convertible fixed income securities, cash and money market securities, including repurchase agreements. No more than 15% of the total assets of the Fund, however, may be invested in non-dividend paying common stocks. If, at any time, the market value of the Fund's investments in cash, common stocks and non-convertible securities exceeds 35% of the market value of its total assets as a result of market conditions or a call by an issuer of its convertible securities, the Fund will (except when a temporary defensive position is deemed advisable) thereafter invest only in convertible bonds until the 65% standard is met. The Fund will not be required to sell any of its securities to comply with the 65% standard.

     The investment objective of the Fund is not a fundamental policy and, as such, may be changed without shareholder approval. As a matter of policy, however, the Fund will not change its objective without the approval of the majority of the Board of Trustees. Although the Fund will seek to make investments in accordance with its investment objective, there is no assurance that the Fund will achieve its objective and there can be no guarantee that the value of an investment in Fund Shares might not decline.

INVESTMENT STRATEGIES

Convertible Securities

     A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for a further discussion of convertible securities.

     The Fund may invest in various types of recently developed derivative convertible securities, such as mandatory conversion securities, equity-linked debt securities and convertible preferred stock. Mandatory conversion securities, which provide a relatively high level of current income, may be purchased as possible alternatives to direct investments in either the related common stocks or fixed income securities in order to seek the higher returns which are consistent with the Fund's investment objective. Such securities may combine some of the features of debt securities and equity securities, including both common stock and preferred stock. Unlike the more traditional convertible securities, these securities are characterized by a mandatory conversion feature and an adjustable conversion ratio. One type of mandatory conversion security which may be purchased by the Fund is the equity-linked debt security, a debt security whose principal amount at maturity is dependent upon the performance of a specified equity security. The performance of these securities is dependent upon the performance of the linked equity security and may be influenced by interest rate changes. Such securities also are subject to credit risk with respect to the issuer of the debt security. Certain of these convertible securities offer limited potential for capital appreciation and, in some instances, may involve losses equal to the value of the security. The Fund also may be exposed to counterparty risk if the issuing firm of such a security experiences financial or other difficulties that render it unable to perform according to the terms of the security. The market for such securities is relatively new and, therefore, it is not possible to predict how they might trade in the secondary markets or whether such markets will be liquid or illiquid. For a further description of these securities and other risks associated with them, see the SAI.

     The potential for higher returns sought by the Fund are in the opinion of the Adviser, generally obtainable from investments in bonds which are rated in the lower rating categories of nationally recognized statistical rating organizations ("NRSROs"), including but not limited to Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") (BB and lower by S&P and Ba and lower by Moody's), (commonly referred to as "junk bonds") or in bonds which are unrated. The Fund will not, however, invest in convertible fixed income securities having a rating by an NRSRO of less than C or in convertible securities which are in default at the time of purchase. Convertible securities rated C by S&P are described as having the highest degree of speculation with respect to the capacity to pay interest and principal in accordance with the terms of the obligation. Because investment in lower rated and unrated fixed income securities involves greater investment risk, achievement of the Fund's investment objectives will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher quality debt securities. Since the ratings of rating agencies are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analyses from which it has developed a credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration, among other things, the issuer's financial soundness, its anticipated cash flow, interest or dividend coverage, asset coverage, sinking fund provisions, responsiveness to changes in interest rates and business conditions and liquidation value relative to the market price of the security.

Borrowing for Investment Purposes

     As a fundamental policy, the Fund may borrow money, but only from banks, in amounts up to 5% of its total net assets for temporary or emergency purposes, or to purchase additional portfolio securities. See "Other Investment Restrictions" in the SAI. The Investment Company Act of 1940 (the "Act") requires the Fund to maintain asset coverage of at least 300% for all such borrowings and, should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the Act. The Fund might be required to sell securities at a time when it would be disadvantageous to do so in order to reduce its borrowings.

Lending of Portfolio Securities

     As a fundamental policy, the Fund may lend a portion of its portfolio securities to broker-dealers, institutions and other persons as a means of earning additional income on its portfolio assets. Any such loans will be continuously secured by collateral consisting of cash, securities of the U.S. government and its agencies and instrumentalities or approved bank letters of credit, or any combination thereof, which will at all times equal at least 100% of the market value of the loaned securities. Such loans will not be made if, as a result thereof, the aggregate amount of all outstanding loans of the Fund's portfolio securities would exceed the maximum percentage of its assets permitted by law or applicable guidelines of the Securities and Exchange Commission ("SEC"). Guidelines established by the SEC currently permit the Fund to loan an amount of its portfolio securities equal in value up to 33 1/3% of the value of its total assets. The Fund will receive interest on the securities loaned and simultaneously earn either interest on the investment of the cash collateral or fee income if the collateral for the loan does not consist of cash. However, the Fund will normally pay lending fees and related expenses from the interest earned on invested collateral. If the borrower of the securities fails financially, there could be a risk of delay in recovery of the securities or loss of rights in the collateral. The Fund will attempt to minimize such risks, however, by making loans to only such borrowers which are believed by the Fund's Adviser to be of good financial standing.

Illiquid Securities

     The Fund may invest up to an aggregate of 15% of its net assets in illiquid securities which may include, but are not limited to, securities which have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), repurchase agreements with remaining maturities of more than seven days, and securities for which market quotations are not readily available. Securities which have not been registered under the 1933 Act are deemed to be "restricted securities" because they cannot be resold except in reliance upon an available exemption from the registration requirements. Rule 144A under the 1933 Act permits certain resales of restricted securities provided that such securities have been determined to be eligible for resale under the provisions of Rule 144A ("Rule 144A Securities"). Rule 144A Securities which are deemed to be liquid by the Fund's Adviser pursuant to certain guidelines and procedures as discussed in the SAI are excluded from the Fund's 15% limitation on investments in Illiquid Securities. See the SAI for further information. The Fund's policy with respect to illiquid securities is non-fundamental and, as such, may be changed without shareholder approval.

     Eurodollar convertible securities are generally traded on the European exchanges, are not registered under the 1933 Act and may not be sold to U.S. investors except in reliance upon an available exemption from the 1933 Act. However, there exists a liquid institutional market for many of these Eurodollar convertible securities which are convertible into securities which trade on a U.S. exchange, and one or more U.S. broker-dealers may make a market in the security. Eurodollar securities trade without limitation and are not considered illiquid securities for purposes of the Fund's non-fundamental policy of investing no more than an aggregate of 15% of its net assets in such securities.

Foreign Securities

     The Fund may invest up to 15% of its assets in securities of foreign issuers which are generally denominated in foreign currencies. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in the securities of domestic issuers. Such risks include, but are not limited to: (1) political and financial instability abroad; (2) less liquidity and greater volatility of foreign investments; (3) less public information regarding foreign companies; (4) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (5) lack of uniform accounting, auditing and financial reporting standards; (6) delays in transaction settlement in foreign markets; (7) possibility of an imposition of confiscatory foreign taxes; (8) possible limitation on the removal of securities or other assets of the Fund; (9) restrictions on foreign investments and repatriation of capital; (10) currency fluctuations; (11) cost and possible restriction of currency conversion; (12) withholding taxes on interest and dividends earned in foreign countries; and (13) possibly higher commissions, custodian fees and management costs than in the United States.

     The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar denominated securities of foreign issuers, which are not subject to the 15% limitation on investments in securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs, such as confiscatory taxation or nationalization, and less comprehensive disclosure requirements for the underlying securities.

Warrants, Options and Short Sales

     The Fund may invest up to 5% of the value of its net assets at the time of purchase in warrants. It also may utilize listed options trading and has limited such trading to (1) writing (i.e. selling) covered call options on stocks it owns and the underlying stock of its existing convertible positions; (2) purchasing put options on stocks it owns, and underlying stock of its existing convertible positions; (3) entering into closing purchase transactions with respect to certain of such options, provided that all options written or purchased by the Fund are listed on a national securities exchange. The Fund also has the ability to purchase put options in an attempt to hedge its portfolio to reduce investment risks. The Fund's covered call writing is generally intended to provide income to the Fund beyond the level of income available from convertible securities alone. The Fund may also make short sales "against the box." See the SAI for a further discussion of these investment strategies.

Repurchase Agreements

     Under a repurchase agreement, the Fund may purchase U.S. Government securities and concurrently enter into an agreement with the seller which agrees to repurchase such securities at the Fund's cost plus an agreed rate of interest within a specified time (normally seven days or less). Repurchase agreements will be collateralized by the U.S. Government securities, and the value of such collateral will be at least equal to the repurchase price, including any such accrued interest. The Fund will only enter into repurchase agreements where the custodian of the Fund has acquired actual or constructive possession of the collateral, including transfer of U.S. Government securities by book-entry in the Federal Reserve book-entry system. In the event of a default or bankruptcy by a seller, the Fund may incur a loss, may have difficulty in perfecting ownership of the collateral, and may incur expenses in selling the collateral.

Temporary Investments

     Temporary investments may be made without limitation in periods of unusual market conditions or when the Adviser determines that convertible securities may not best achieve the Fund's investment objective and a temporary defensive position may be warranted. Such investments may be made in money market instruments consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U.S. Government, its agencies or instrumentalities, commercial paper rated in the highest category by an NRSRO and repurchase agreements with banks or broker-dealers in securities.

Other Investment Restrictions

     Information about other investment restrictions on the Fund's investment activities is set forth in "Other Investment Restrictions" in the SAI.

Portfolio Transactions

     The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in securities of the Fund. Where advisable, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where the Adviser believes that better prices and execution are available elsewhere. It is the policy of the Fund to seek to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread), and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price and the execution capabilities of the dealers are comparable, the sale of shares of the Fund may be taken into consideration as a factor in the selection of dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve the payment of brokerage commissions. The cost of securities transactions of the Fund primarily consists of paying dealer or underwriter spreads.

RISK FACTORS

Credit Quality Considerations

     The risks inherent in the Fund depend to a larger degree upon the maturity and/or quality of securities in the Fund's portfolio, as well as on market and general economic conditions. The Fund is designed for investors who seek a higher total return than that offered by other fixed income securities and who can accept greater levels of credit and other risks associated with lower quality securities. The Fund may invest, without limit, in convertible bonds which are in the lower rating categories of an NRSRO (such as those rated BB and below by S&P or those rated Ba and below by Moody's), often referred to as "junk bonds," or in convertible bonds which are unrated. Lower rated convertible debt securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund will not, however, invest in convertible fixed income securities having a rating by an NRSRO of less than C or in convertible securities which are in default at the time of purchase. Descriptions of S&P rating categories are set forth in Appendix A to this prospectus. In addition, descriptions of rating categories established by Moody's and Fitch are set forth in the SAI.

     Certain risks are associated with applying credit ratings as a method for evaluating high yield securities. Credit ratings evaluate the safety of scheduled payments, not market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser seeks to monitor the issuers of high yield securities in its portfolio to seek to determine if the issuers will have sufficient cash flow and profits to meet required payments, and to attempt to assure the liquidity of the securities so the Fund can meet redemption requests. If, after purchase by the Fund, the rating of a portfolio security is lost or reduced, the Fund would not be required to sell the security, but the Adviser would consider such a change in deciding whether the Fund should retain the security in its portfolio. There is no guarantee that the Fund will achieve its objective, nor can the Fund guarantee that payments of interest and principal on portfolio securities will be timely made (or made at all).

     The Fund's investments in high yield, lower rated securities and unrated securities involve certain special risk factors. Medium to lower rated and comparable unrated securities may offer yields which are higher than higher rated securities with comparable maturities because the historical and/or expected future financial condition of the issuers of such securities may not be as strong as that of other issuers. Since medium to lower rated and comparable unrated securities generally involve greater risk of loss of income and principal than that of higher rated securities, investors should carefully consider the relative risks associated with investments in securities which carry medium to lower ratings and in comparable unrated securities.

     The high yield fixed income securities markets are relatively new, and their growth during the 1980s paralleled a long economic expansion. The lower ratings of high yield securities reflect the greater possibility that adverse changes in the economic environment, the financial condition of their issuers or both could impair the ability of their issuers to service payment obligations, to meet projected business goals and/or to obtain additional financing. Under such circumstances, the value of high yield securities may be more volatile and the markets for such securities may be less liquid than those for higher-rated securities. A real or anticipated economic downturn is, therefore, likely to have a negative effect on the high yield securities markets and on the value of the high yield securities in the Fund's portfolio. If the issuer of a fixed income security owned by the Fund defaults (or threatens to default), the Fund may incur additional expenses seeking recovery and protecting the interests of its shareholders.

     Based upon the weighted average ratings of total Fund assets during the twelve months ending December 31, 1994, the percentage of the Fund's total investments represented by (1) bonds rated by S&P/Moody's separated into each of their respective rating categories (AAA/Aaa, AA/Aa, A/A, BBB/Baa, BB/Ba, B/B, CCC/Caa, CC/Ca or C/C) by monthly dollar weighted average were, respectively, 0.46%, 2.53%, 5.48%, 10.35%, 9.00%, 27.56%, 2.48%, 0%, and 0% for the Fund, and
(2) all unrated bonds as a group comprised 14.72% of the Fund's assets.

Marketability Considerations

     Some issuers of convertible fixed income securities do not seek ratings for their securities. Such unrated securities may be considered for investment by the Fund when, in the opinion of the Adviser, the financial condition of the issuer of such securities and/or the protection afforded by the terms of the securities themselves seem to limit the risk to the Fund to a comparable degree to that of rated securities which are consistent with the Fund's objective and policies. The market for these unrated securities is usually less broad than the market for rated securities, which could adversely affect their marketability.

     Some of the high yield securities owned by the Fund may be held by relatively few institutional investors and may be thinly traded. This may have a negative impact on the Board of Trustees' ability to accurately value such securities and the Fund's assets, as well as on the Fund's ability to dispose of the securities. Adverse publicity and investor perceptions of the high yield securities market or of specific issuers, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

Capitalization of Issuers

     The Fund may invest in convertible securities issued by companies which are in the small to medium size category, that is, with capital valued in the market between $20 million and $1 billion, although investments may also be made in convertible fixed income securities of larger companies which, in the opinion of the Adviser, appear to have high long term total return potential. The Adviser believes that investments in small capitalization companies may, in many cases, offer greater opportunities for high total return than investments in larger, more established companies. Investing in smaller, newer issuers generally involves greater risks than investing in larger, more established issuers. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities issued by such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market in general. Investors should consult with their financial consultants as to what, if any, portion of their assets might be appropriate for an investment in the Fund.

Interest Rate Risk

     Like all fixed income securities, the price of a convertible security will be affected by interest rate fluctuations. A decline in prevailing levels of interest rates generally increases the value of fixed income securities in the Fund's portfolio, while an increase in interest rates usually reduces the value of those securities. As a result, interest rate fluctuations can be expected to affect the Fund's net asset value, but not the actual income received by the Fund from its existing portfolio securities. Because yields on convertible fixed income securities available for purchase by the Fund vary over time, however, no specific yield on shares of the Fund can be assured.

Non-Diversification

     The Fund expects that it normally will invest in a substantial number of issuers; however, as a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a limited number of issuers than a diversified fund. The Fund's ability to invest a greater proportion of its assets in the securities of a smaller number of issuers may enhance the Fund's ability to achieve capital appreciation, but may also make the Fund more susceptible to any single economic, political or regulatory occurrence. However, as of the last day of each fiscal quarter, the Fund generally will be required to meet certain tax-related diversification requirements, which would restrict, to some degree, the amount of the securities of any one issuer that the Fund could hold.

DIVIDENDS AND OTHER DISTRIBUTIONS

     There are two types of distributions which the Fund may make to its shareholders, income dividends and capital gain distributions. Distributions paid by the Fund with respect to Class Y Shares likely will be greater than those paid with respect to Class A Shares and Class B Shares because expenses attributable to Class A Shares and Class B Shares generally will be higher. Distributions paid by the Fund with respect to Class A Shares likely will be greater than those paid with respect to Class B Shares because expenses attributable to Class B Shares generally will be higher.

     Income Dividends. The Fund receives income in the form of interest and dividends paid by its investments. This income, less the expenses incurred in the Fund's operations, is referred to as net investment income. Income dividends are declared and recorded each day based on estimated net investment income. Such dividends are paid quarterly. Investors earn such dividends beginning on the day payment for Shares is received to the day prior to the settlement date of redemption. For federal tax purposes, all distributions declared in the fourth quarter of any calendar year are deemed paid in that calendar year even if they are distributed in January of the following year. Any net gain the Fund may realize from transactions in securities held less than the period required for long term capital gain recognition (taking into account any carryover of capital losses from previous years), while technically a distribution from capital gain, is taxed as an income dividend under the Internal Revenue Code of 1986, as amended (the "Code"). See Tax Matters.

     Capital Gains Distributions. If, during any fiscal year, the Fund realizes a net gain on transactions in securities held for more than one year, it has a net long term capital gain. After deduction of the amount of any net short term loss, the balance may be used to offset any carryover of capital losses from previous years, or, if there is no loss carryover, will be paid out to shareholders as a capital gain distribution. Capital gain distributions, if any, will be paid to shareholders of record prior to the end of each calendar year.

     Because the value of Fund Shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of Fund Shares equal to the amount of the distribution.

     All dividends and capital gain distributions are paid in additional full and fractional Shares at net asset value for each shareholder's account unless otherwise requested on the Account Application or by notifying the Fund in writing or by telephone. Notice will be effective for the current dividend or distribution only if it is received by the Fund at least five business days before the record date. Notice received thereafter will be effective commencing with the next dividend or distribution. Income dividends and capital gain distributions will be credited to a shareholder's account in additional shares valued at the closing net asset value (without a sales load).

     If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional shares of the Fund at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's dividends in additional Shares of the Fund.

     Stock certificates will not be issued in connection with distributions which are paid in additional Shares unless a written request is received and certain other procedures are followed. Call the Agent at 1-800-552-1129 for more information. Shareholders will be advised of the nature of a distribution, the number of Shares purchased and the price following each such distribution.

ALTERNATIVE SALES ARRANGEMENTS

     The three classes of Shares which the Fund offers incur sales charges in different forms and amounts and incur different levels of expenses.

Class A Shares

     Shareholders who purchase Class A Shares pay a sales charge at the time of purchase. As a result, Class A Shares are not subject to any charges when they are redeemed. Certain purchases of Class A Shares qualify for reduced sales charges. Class A Shares currently incur an asset-based sales charge at an annual rate of 0.50% and a Service Fee at the annual rate of 0.25% of the Fund's average net assets attributable to Class A Shares. See Purchasing Class A Shares.

Class B Shares

     Class B Shares of the Fund are sold without an initial sales charge, but are subject to a CDSC of up to 3.5% if redeemed within the first year, declining to 0% after the sixth year. Class B Shares also incur an asset-based sales charge, currently at the annual rate of 0.75% of the Fund's average daily net assets attributable to Class B Shares, as well as a Service Fee at an annual rate of 0.25%. Class B Shares provide shareholders the benefit of putting all of the investor's dollars to work from the time the investment is made, but likely will have a higher expense ratio and pay lower dividends than Class A Shares and Class Y Shares due to the higher asset-based sales charge. Class B Shares will convert into Class A Shares after approximately 6 years and thereafter will pay the lower ongoing expenses associated with Class A Shares. See Purchasing Class B Shares.

Class Y Shares

     Class Y Shares are available to (1) discretionary accounts of registered investment advisers who charge an investment advisory fee; (2) banks and trust institutions investing for their own accounts or for accounts of their trust customers; (3) qualified plans under the ERISA definition of fiduciary; and (4) government entities or authorities (collectively, "Qualified Institutions"). Class Y Shares are sold without an initial sales charge or CDSC. Class Y Shares are subject to a Service Fee of 0.25%. See Purchasing Class Y Shares.

Factors to Consider in Choosing a Class of Shares

     The decision as to which class of Shares provides a more suitable investment for an investor depends on a number of factors, including the amount invested and the intended length of investment. Investors making large investments, thus qualifying for a reduced sales charge, might consider Class A Shares. Investors who prefer that 100% of their purchase be invested immediately, or who want to spread the sales charge payment over time, might consider Class B Shares. Orders for Class B Shares for $250,000 or more will be declined because the investor would not realize the economies of scale available to them through a similar investment in Class A Shares. Investors who meet the above criteria for purchases of Class Y Shares and are able to meet the higher minimum investment requirements should take advantage of the reduced expenses that Class Y Shares offer. For more information about these sales arrangements, contact your investment dealer or the Agent at 1-800-552-1129.

HOW TO PURCHASE SHARES

     Shares of the Fund are being continuously offered through securities dealers who have a sales agreement with OppenheimerFunds Distributor, Inc. (the "Distributor"), Two World Trade Center, New York, New York 10048-0203, the principal underwriter of the Fund. The minimum initial investment in Class A and Class B Shares is $2,000 and subsequent investments must be $100 or more. The minimum initial investment inClass Y Shares is $50,000 and subsequent investments must be $1,000 or more. Such minimum investment requirements may be modified at the discretion of the Distributor.

There Are Several Ways You Can Invest

     Through the Distributor. Complete an Account Application and return it with a check payable to the Distributor, who will act as your agent in purchasing Shares.

     Through Your Investment Dealer. Many investment dealers and financial institutions have a sales agreement with the Distributor and will be glad to accept your order. If you do not have an account with a dealer, the Distributor can refer you to one.

     Through the Automatic Bank Draft Plan. The Automatic Bank Draft Plan is available as a convenience to all shareholders of the Fund. Under this plan, you may elect to make investments ($100 minimum) automatically by arranging to have pre-authorized checks drawn on your bank account by the Agent. This plan is available only if your bank agrees to participate. There is no charge for this service and it may be terminated at any time upon written notice to the Agent. See Shareholder Services.

     Automatic Investment Plan. Investments of $100 or more may be made through a shareholder's checking account by Automated Clearing House ("ACH") funds. For information on how to establish a plan contact the Agent at 1-800-552-1129.

Certificates

     To facilitate redemptions and transfers, most shareholders elect not to receive share certificates; however, the Fund will issue them if requested in writing or by telephone if you have owned the Shares for at least 30 days. If you lose a stock certificate, you may incur an expense to replace it. Call the Agent for more information.

Purchase Price of Shares

     Shares of the Fund are offered at the public offering price (which is the net asset value plus a sales charge for Class A Shares and the net asset value for Class B Shares and Class Y Shares) next computed after receipt by the Distributor of an order from a qualified securities dealer, by mail, or by telephone from the investor directly, in good order. The net asset value of Shares is determined once daily as of the close of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open.

     For the purpose of the computation of the applicable public offering price, orders for Shares placed by the mailing of an Account Application with a check payable to the Fund are considered processed upon receipt by the Distributor. Purchase of Shares through authorized dealers must be received by such dealers prior to 4:00 p.m. New York time (the "Closing") in order to receive such trading day's public offering price. Orders received by the Distributor subsequent to the Closing are confirmed at the public offering price determined as of the Closing on the next trading day. If a dealer who has a sales agreement with the Distributor receives an order prior to the Closing and fails to transmit such order to the Distributor prior to its close of business on that day (5:00 p.m. New York time), any resulting loss will be borne by the dealer.

     The net asset value per Share of each class of the Fund, the price at which Shares of each class are redeemed, is computed by dividing the value of the Fund's total assets, less its liabilities attributable to a class, by the total number of Shares of that class outstanding. The net asset value of the Shares of each class of the Fund fluctuate based on the market value of the Fund's investments. Procedures describing the method of valuation of individual securities are discussed in the SAI. The net asset value for Class A Shares, Class B Shares, and Class Y Shares may differ primarily due to the variance in daily net income and accrual of expenses realized by each class.

     The Distributor may provide promotional incentives or compensation to dealers that sell Shares of the Fund in addition to sales loads. In some instances, these incentives may be made available only to certain dealers who have sold specified amounts of Shares. Dealers may not use sales of the Fund's Shares to qualify for such incentives to the extent that such sales may be prohibited by the laws of any state or self-regulatory agency such as the National Association of Securities Dealers, Inc.

PURCHASING CLASS A SHARES

     The public offering price of Class A Shares is the net asset value plus a sales load. The following table shows the sales load at various investment levels for the purchase of Class A Shares of the Fund:

                                           Sales       Sales     Reallow-
                                           Load        Load      ance to
                                          as % of    as % of    Dealers
                                           Public      Net       as % of
                                          Offering    Amount    Offering
    Amount of Purchase                     Price     Invested    Price
    ------------------                     -----     --------    -----
Less than $250,000 ......................  3.25%      3.36%      3.00%
$250,000 to $499,000 ....................  2.25%      2.30%      2.00%
$500,000 to $999,999 ....................  1.25%      1.27%      1.00%

     Purchases of $1,000,000 or more will be made without a sales load. The Distributor may make a payment out of its own resources to dealers in an amount not to exceed 0.25% of purchases of $1,000,000 or more.

     Information with regard to any of the following special purchase plans or methods may be obtained from the Distributor.

Reduced Sales Loads

     Class A Shares of the Fund may be purchased under a variety of plans which provide for reduced sales loads. To obtain the reduction of a sales load you or your dealer must notify the Distributor at the time of the sale which qualifies for the reduction.

     Right of Accumulation. The total value (at the public offering price) of Class A Shares of the Fund and shares of Eligible Funds (as described in Exchange Privilege) registered to you, your spouse or your children under 21, may be combined with the amount of your current purchase in determining the sales load to be paid.

     Letter of Intent. Reduced sales loads will apply to purchases of Class A Shares made within a period of thirteen months by any person pursuant to a non-binding Letter of Intent. A shareholder may include the combined value (at the applicable public offering price) of Class A Shares of the Fund, and of Shares of Eligible Funds (as described in Exchange Privilege) held by the shareholder of record as of the date of the Letter of Intent as an "accumulation credit" toward the completion of the intention expressed in the Letter of Intent. A shareholder's holdings in the Class A Shares of the Fund and Shares of any Eligible Funds acquired more than 90 days before the Letter of Intent is filed, will be counted towards completion of the Letter of Intent, but will not be entitled to a retroactive downward adjustment of sales load.

     Group Purchases. An individual who is a member of a qualified group may also purchase Class A Shares of the Fund at the reduced sales load applicable to the group taken as a whole. The sales load is based upon the aggregate amount of Class A Shares previously purchased and still owned by the group, plus the securities currently being purchased. A "qualified group" is one with more than 10 members and which (1) has been in existence for more than six months, (2) has a purpose other than acquiring Class A Shares of the Fund at a discount and (3) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A Shares

Other Discounts

     The Fund may also sell Class A Shares at net asset value to the following investors: (a) the Adviser or its affiliates, (b) present or former officers, directors, trustees and employees (and their "immediate families" as defined in the SAI) of the Fund, the Adviser and its affiliates, and retirement plans established by them for their employees, (c) registered management investment companies, or separate accounts of insurance companies having an agreement with the Adviser or the Distributor for that purpose, (d) dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, (e) employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children), (f) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase of Fund shares), and (g) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

PURCHASING CLASS B SHARES

     Class B Shares of the Fund are sold without an initial sales charge, although a CDSC will be imposed if you redeem Class B Shares of the Fund within six years of purchase. The following types of Class B Shares may be redeemed without charge at any time: (1) Class B Shares acquired by reinvestment of distributions and (2) Class B Shares held for more than six full years from the date of purchase. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the Class B Shares at the time of purchase. Therefore, when a Class B Share is redeemed, any increase in value above the initial purchase price is not subject to any CDSC. The amount of the CDSC, which depends on the number of years since you invested and the dollar amount redeemed, will be calculated according to the following tables:

                                    CDSC As a Percentage
Years Since Purchase                      of Dollar
   Payment Made                   Amount Subject to Charge
   ------------                   ------------------------
       0-1 ......................           3.5%
       1-2 ......................           3.0%
       2-3 ......................           2.5%
       3-4 ......................           2.0%
       4-5 ......................           1.5%
       5-6 ......................           1.0%
       6 and thereafter .........           NONE

     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in a manner that results in the lowest possible charge to the shareholder. In computing the CDSC it will be assumed that redemptions occur in the following order: (1) any Class A Shares in the shareholder account; (2) Class B Shares acquired pursuant to the reinvestment of dividends or distributions; (3) Class B Shares held for more than six years from the date of purchase; and (4) Class B Shares held longest, if redeemed before six years from the purchase date. The charge will not be applied to amounts representing increases in net asset value above the original purchase price. Upon exchange of shares, the CDSC schedule of the fund into which you exchanged your shares will apply. See the prospectus of that fund for the applicable CDSC schedule. For information on how sales charges are calculated on exchanges of Class B Shares, see Exchange Privilege. The Distributor receives the entire amount of any CDSC you pay.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. For example, assume you purchased 100 Class B Shares at a price of $10 per Class B Share for a total cost of $1,000. You then received an additional five Class B Shares through dividend reinvestment and net asset value has increased to $12 per share. During the second year after your original purchase you elect to redeem 50 Class B Shares ($600 in proceeds). In calculating your proceeds, the five Class B Shares received through dividend reinvestment ($60) would not be subject to any charge. With respect to the remaining 45 Class B Shares, the charge would be applied to the original price per Class B Share ($10) of these Class B Shares or $450. The charge would not apply to the increase in net asset value of $2. Therefore, you would expect to pay a charge of 3.00% of $450 or $13.50.

Waiver of the CDSC

     The CDSC will be waived with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder; and (2) involuntary redemptions by the Fund of Shares in shareholder accounts that do not comply with the minimum balance requirements. Shareholders must notify the Distributor in writing that they are entitled to the waiver. The Trustees may discontinue the waiver of the CDSC at any time, although shareholders will be notified of such termination. Any Shares purchased prior to the discontinuation of the waiver would continue to have the CDSC waived as provided in the prospectus at the time those Shares were purchased.

Conversion of Class B Shares

     Class B Shares of the Fund will convert into Class A Shares automatically approximately six years after the purchase date, except as noted below. Class B Shares acquired by exchange from Class B Shares of another of the Eligible Funds will convert into Class A Shares based on the time of the initial purchase. Each time any Class B Shares in the Shareholder's account convert to Class A Shares, the same percentage of Class B Shares acquired through payment of dividends and distributions will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and no conversions of Class B Shares to Class A Shares will occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period. Shareholders holding Class B Shares may be affected by changes to the Class A Shares Distribution Plan. The Board will monitor for conflicts of interest among classes and will take any action necessary to eliminate conflicts.

PURCHASING CLASS Y SHARES

     Qualified Institutions may open an account for $50,000 or more by completing and returning a signed account application. Dealers and brokers who have a sales agreement with the Distributor may enter confirmed purchase orders for Class Y Shares on behalf of customers by telephone. The Fund and the Distributor reserve the right to suspend the offering of Class Y Shares for a period of time and to reject any order for the purchase of Class Y Shares. Purchase orders may be refused if, in the opinion of the Adviser, they are of a size that would disrupt the management of the Fund. Investors interested in purchasing Class Y Shares of the Fund should contact their sales representative or the Distributor for specific information on opening an account.

DISTRIBUTION PLANS

     Pursuant to Rule 12b-1 under the Act, the Fund has adopted a Distribution and/or Service Plan and Agreement with respect to each class of Shares (collectively, the "Plans") which permits the Fund to pay to the Distributor a Service Fee in connection with the distribution of each class of Shares in an amount of up to 0.25% per annum of the relative net assets attributable to each class of Shares. In the case of the Plans for the Class A Shares and the Class Y Shares, the Service Fee is paid to the Distributor as reimbursement for payment by the Distributor to compensate brokers, dealers and banks for service performed and/or maintenance of shareholder accounts pursuant to the provisions of the service agreement. In the case of the Plan for the Class B Shares, the Service Fee is paid to the Distributor as compensation. The Distributor also makes payments to brokers, dealers and banks to compensate them for providing personal services to Class B Shareholders and for maintaining accounts of Class B Shareholders. The Fund may also pay the Distributor an asset-based sales charge of up to 0.50% per annum of the relative net assets attributable to Class A Shares and up to 0.75% per annum of the relative net assets attributable to Class B Shares which is used by the Distributor primarily to compensate brokers and dealers in connection with the sales of Class A and Class B Shares. Up to 0.25% of the Class A Shares' asset-based sales charge may be paid to brokers, dealers, banks, and other institutions for reimbursement of sales related expenses, and up to 0.25% may be retained by the Distributor as reimbursement for expenses incurred by it in connection with the distribution of Class A Shares, including, but not limited to, compensation of sales personnel, telephone, overhead, printing of sales literature and prospectuses, seminars and similar promotional items, including broker incentives. The asset based sales charge of up to 0.75% per annum which the Fund may pay to the Distributor with respect to relative net assets attributable to Class B Shares is paid to the Distributor as compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B Shares. See the SAI for further information about the Plans.

     Although Class B Shares of the Fund are sold without an initial sales charge, the Distributor pays a sales commission equal to 3.00% (including a prepaid service fee of 0.25%) to dealers who sell Class B Shares of the Fund. These commissions are not paid on exchanges from other Eligible Funds or on sales to investors exempt from the CDSC.

     Banks and other financial institutions may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law.

SHAREHOLDER SERVICES

Account Information

     Shareholders with inquiries on accounts not held by their dealer may call the Fund or the Agent at 1-800-552-1129 (9:00 a.m.-5:00 p.m. New York time) or write to the Agent.

Exchange Privilege

     The Rochester Funds group currently consists of two investment companies in addition to the Fund, Rochester Fund Municipals and Limited Term New York Municipal Fund, each of which has distinct investment objectives and policies. As described below, a shareholder may exchange Shares of the Fund for the same class of shares of another of The Rochester Funds or of certain other funds which are managed by the Adviser (the "Oppenheimer" funds) which are eligible for sale in the Shareholder's state of residence (collectively the "Eligible Funds"). A list indicating which funds are Eligible Funds can be obtained by calling the Agent at 1-800-552-1129. Not all of the Eligible Funds offer more than one class of shares. If the other Eligible Fund offers only one class of shares, only Class A Shares may be exchanged for such class. Shareholders wishing to make an exchange into an Eligible Fund should obtain and review a prospectus of the appropriate Eligible Fund before making the exchange. No exchange of shares of an Oppenheimer fund for shares of any fund in The Rochester Funds group is allowed.

     If you exchange Shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the Shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the Shares. You will pay the CDSC of the Fund from which you are redeeming without regard to any exchanges unless the exchange was from the Fund to Limited Term New York Municipal Fund. In that case, you will pay the CDSC of the Fund. For purposes of computing the CDSC, the length of time you have owned your Shares will be measured from the date of original purchase, as determined by the Fund (see Purchasing Class B Shares) and will not be affected by any exchange.

     Shares of an Eligible Fund may be exchanged for shares of the same class of another Eligible Fund on the basis of the relative net asset value of each Fund's shares at the time of the exchange (without sales charge).

     Shareholders may effect exchanges of noncertificated shares by telephone. The privilege is available to all shareholders unless requested otherwise by the shareholder on the Account Application. Telephone Exchange Authorization Forms are available from the Distributor upon request. In order to effect an exchange by telephone shareholders may call the Agent weekdays (except holidays) between 9:00 a.m. and 5:00 p.m. (New York time). All exchanges will be made on the basis of the relative net asset value of the two funds next determined after the request is received in good order. Exchange requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (New York time) will be processed at the net asset value determined as of the close of business on the following business day. Telephone exchanges are available only in nonretirement accounts registered in the same name. Shareholders are limited to one telephone exchange within any 30-day period for each account authorized to make such exchanges.

     The Fund, the Agent and their affiliates will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, the Agent utilizes procedures which are reasonably designed to ensure that such instructions are genuine. Your telephone call will be recorded and a written confirmation of the exchange will be mailed to you. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone exchanges. The Fund reserves the right, in its sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange privilege. During times of drastic economic or market conditions, telephone exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange, you may transmit your request in writing to the Agent and it will be implemented at the next determined net asset value (subject to any applicable sales load) following receipt in good order by the Agent.

     See Tax Matters for an explanation of the tax consequences of exercising the exchange privilege.

Reinvestment Privilege

     If you redeem Class A Shares or Class B Shares of the Fund and you decide to reinvest in Shares of the Fund, you may, within 90 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinvest, free of sales load, in Class A Shares of the Fund. The Fund will not, however, refund any CDSC paid as a result of a redemption of Class B Shares. Your investment will be reinvested at the net asset value per Class A Share next determined after your request is accepted. You must inform the Agent that this purchase represents a reinvestment. If you redeem Class A Shares or Class B Shares of the Fund and immediately invest the proceeds of the redemption in a money market fund, you may, upon notification to the Fund within one year of such transaction, reinvest, free of sales load, the exact amount of the proceeds of the redemption in Class A Shares of the Fund. Your investment will be reinvested at the net asset value per Class A Share established at the close of business of the Exchange on the day your request is accepted. There may be certain limits on facilitating such a transaction with respect to wire orders. Shareholders should consult with their dealers with respect to facilitating such transactions. The Fund reserves the right to require proof of the validity of any request for reinvestment pursuant to this service. You may use these respective reinvestment privileges only once a calendar year.

     See Tax Matters for an explanation of the tax consequences of exercising the reinvestment privilege.

RETIREMENT PLANS OFFERING TAX BENEFITS

     The Federal tax laws provide for a variety of retirement plans which may offer tax benefits. The following plans may be funded with Shares of the Fund:

o Individual retirement accounts (IRAs)

o Simplified employee pension plans (SEP-IRAs)

     If a shareholder is a participant in such a retirement plan, any capital gain and ordinary income earned by the assets held in the plan on the shareholder's behalf will be exempt from taxation until distributed to the shareholder pursuant to the plan. In addition, contributions to the various types of plans may be deductible (within prescribed limitations) from gross income for federal income tax purposes in the year for which the contribution is designated. Upon distribution, capital gains and other income distributed will be taxed as ordinary income, and under certain circumstances, such as a "premature" distribution, the distribution will be subject to a penalty. Explanations of the eligibility requirements, allowable tax advantages and penalties, fees and charges of the custodian bank, forms for adoption, and additional information are available from the Distributor.

     A shareholder who believes it would be beneficial to establish or continue an investment in Fund Shares utilizing either plan should first seek the advice of legal counsel or another qualified tax adviser who can explain the applicable tax laws. A shareholder who chooses to participate in any such a plan is required to bear the cost of such participation.

HOW TO REDEEM SHARES

     By Mail. A shareholder may redeem Shares at any time and receive the value of such Fund's Shares by forwarding a written request signed by all registered owners to the Agent. The shareholder will then receive from the Fund the value of the shares based upon the net asset value per Share, less any applicable CDSC on Class B Shares, next computed after a written request in good order is received by the Agent. Redemption requests received after the time at which the net asset value is calculated each day (at the close of the Exchange) will receive the price calculated on the following business day. Any certificates representing Fund shares being redeemed must be submitted with the written redemption request.

     For the shareholder's protection, and to be considered in good order, signature(s) must be guaranteed if the redemption request involves any of the following:

     (1) the proceeds of the redemption are over $100,000;

     (2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account; or

     (3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, pre-authorized bank account or brokerage firm account.

     Eligible signature guarantors are determined in accordance with standards and procedures adopted by the Agent from time to time. A notarized signature is not acceptable.

     Payment for the redeemed Shares will be sent to the shareholder within seven days after receipt of the request in good order, except that the Fund may delay the mailing of the redemption check or a portion thereof until the Fund's depository bank has made fully available for withdrawal the check used to purchase Fund Shares, which may take up to 15 days.

     Through your Investment Dealer. For the convenience of its shareholders, the Fund has authorized the Distributor to act as its agent to accept orders from dealers' authorized order rooms for the redemption of Fund Shares. The Fund may revoke or suspend this authorization at any time. The redemption price is the net asset value, less any applicable CDSC on Class B Shares, next determined following the time at which the Shares are offered for redemption to the dealer. Payment of the redemption proceeds is made to the dealer who placed the order within five days after receipt of the order provided that within this time, delivery of certificates for Shares in good order is received, or for open accounts, upon the receipt of a written request for redemption as described above, and, if required, any supporting documents. Neither the Fund nor the Distributor may make a charge upon such a redemption, other than any applicable CDSC on Class B Shares. However, a dealer may make a charge as agent for the shareholder in the redemption of Fund Shares. If a shareholder is unable to execute a transaction by telephone to his dealer, or a dealer is unable to execute a transaction by telephone to the Distributor (for example, during times of unusual market activity), the Shareholder or dealer should consider placing the order by mail.

     Systematic Withdrawal Plan. A Systematic Withdrawal Plan ("SWP") is available to Shareholders which provides for monthly payments by ACH funds or check. Withdrawals of Class B Shares through the SWP may be subject to a CDSC. For information on how to establish an SWP, contact the Agent at 1-800-552-1129.

     Required Redemption. The Fund may, in order to reduce its expenses, require any shareholder with Shares having a net asset value in the aggregate of less than $1,500, to redeem such Shares. Such required redemption would relate only to a shareholder whose holdings had fallen below $1,500 by reason of redemption. Notice of any required redemption (which would be made only in cash at net asset value without payment of any CDSC) would be given to any such shareholder at least 30 days prior to any such required redemption, during which time the shareholder would have the opportunity to bring the account to a value of $1,500. The provisions relating to the reinvestment privilege would not be applicable to any such redeemed shares. Required redemptions are not applicable where a shareholder is making continuous regular investments in the Fund through an Automatic Bank Draft Plan.

PERFORMANCE

     Advertisements and other sales literature for each class of Shares of the Fund may refer to its "yield" and "average annual total return." When the Fund advertises the yield of a class of Shares it will also advertise the average annual total return for the most recent one-year period, five-year period and for the life of that class of Shares of the Fund. Such calculations are determined in accordance with rules established by the SEC and are applicable to all investment companies and are not indicative of the dividends or other distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders.

     The advertised yield of a class of Shares of the Fund will be based upon a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per Share of a class earned during the period by the maximum offering price per Share of that class on the last day of the period. The result is then "annualized" using a formula that provides for semiannual compounding of income. The Fund's yield for a class reflects the deduction of the maximum initial sales charge but does not reflect the deduction of any CDSC.

     The average annual total return of Shares of the Fund is computed by finding the average annual compounded rate of return of a class over a period that would equate the initial amount invested in that class to the ending redeemable value. The calculation assumes that the maximum sales load charge is deducted from an initial $1,000 investment in Class A Shares, and that the CDSC is deducted in the case of Class B Shares. The calculation also assumes that dividends and capital gains distributions are reinvested at net asset value. The calculation includes all recurring fees that are charged to all shareholder accounts.

     For additional information regarding the calculation of yield and total return, see "Performance of the Fund" in the SAI. Further information about the Fund's performance is set forth in the Fund's Annual Report to Shareholders, which may be obtained upon request without charge.

TAX MATTERS

     During the taxable year ended December 31, 1995, the Fund qualified for treatment as a regulated investment company under Subchapter M of the Code. The Fund intends to continue to so qualify for the current and future taxable years. The Fund intends to avoid incurring liability for federal income tax on its investment company taxable income (consisting generally of net investment income, any net short-term capital gain, and any net gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) and a 4% federal excise tax on certain undistributed income and gains, by distributing substantially all of that income and gain and by meeting other applicable requirements of the Code.

     Except with respect to distributions to qualified retirement plans, dividends from investment company taxable income generally are taxable to shareholders as ordinary income, whether received in cash or in additional Shares. Distributions of net capital gain, when designated as such, are treated as long-term capital gains to shareholders, other than qualified retirement plans, whether received in cash or additional Shares and regardless of the length of time Shares have been held. Any net gain the Fund may realize from transactions in securities held less than the period required for long term capital gain recognition (taking into account any carryover of capital losses from previous years), while technically a distribution from capital gains, is taxed as an income dividend under the Code.

     The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds (includ-ing any applicable CDSC) payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gain distributions also is required for such shareholders who otherwise are subject to backup withholding.

     A redemption of Fund Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed Shares (which normally includes any sales load paid). An exchange of Fund Shares for shares of any Eligible Fund generally will have similar tax consequences. However, special rules apply when a shareholder (1) disposes of Fund Shares through an exchange or redemption within 90 days after purchase thereof and (2) subsequently acquires Shares of an Eligible Fund or reacquires Fund Shares without paying a sales load due to the exchange privilege or 90-day reinvestment privilege. See Shareholder Services. In these cases, any gain on the disposition of the original Fund Shares will be increased, or loss decreased, by the amount of the sales load paid when those Shares were acquired, and that amount will increase the basis of the subsequently acquired Shares. In addition, if a shareholder purchases Fund Shares (whether pursuant to the reinvestment privileges or otherwise) within 30 days before or after redeeming other Fund Shares at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased Shares.

     Information as to the character of Fund distributions will be provided annually. Shareholders who have not been in the Fund for a full taxable year may get distributions of income and/or capital gains which are not equivalent to the actual amount applicable to the period for which they have held Shares.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders--see the SAI for a further discussion--and is not intended to be a substitute for careful tax planning. There may be tax considerations involved with the automatic conversion of Class B Shares to Class A Shares--see Conversion of Class B Shares for further information. There may also be other federal, state or local tax considerations applicable to a particular investor. Prospective investors therefore are urged to consult their own tax advisers.

MANAGEMENT, SERVICES AND DISTRIBUTION

     The Bond Fund For Growth. The Fund offers an unlimited number of Shares of beneficial interest, divided into three classes, each Share of which is entitled to one vote. Fractional Shares have the same rights as full Shares to the extent of their proportionate interest. All Shares of each class in the Trust have equal voting rights, except that, in matters affecting only a particular portfolio or class, only Shares of that portfolio or class are entitled to vote. The Fund acts as its own transfer agent and dividend paying agent.

     The Fund has a Board of Trustees which has the primary responsibility for the overall management of the Fund. The Trustees elect the officers of the Fund who are responsible for administering its day-to-day operations. Under the Fund's Declaration of Trust, no annual or regular meeting of shareholders is required, but special meetings will be called for certain purposes such as electing trustees, changing fundamental policies or approving a management contract. The Declaration of Trust of the Fund provides that the trustees shall call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested in writing by shareholders holding not less than 10% of the shares of the Fund.

     The Adviser. The Fund is managed by the Adviser, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Adviser carries out its duties, subject to the policies established by the Board of Trustees, under the Investment Advisory Agreement with the Fund, which states the Adviser's responsibilities. The Adviser is entitled to receive, pursuant to the Investment Advisory Agreement, an annual fee, payable monthly, of 0.625% of its average daily net assets up to $50,000,000, 0.50% of its average daily net assets on the next $250,000,000, and 0.4375% of its average daily net assets in excess of $300,000,000.

     The Adviser, an investment adviser registered under the Investment Advisers Act of 1940, has operated as an investment adviser since 1959. The Adviser (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $40 billion as of November 30, 1995 and with more than 2.8 million shareholder accounts. The Adviser is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Adviser and controlled by Massachusetts Mutual Life Insurance Company.

     On or about the date of this Prospectus, the Adviser acquired business relationships and certain assets and liabilities of the previous adviser and distributor to the Fund. Pursuant to this acquisition and Fund shareholder approval received on December 20, 1995, the Fund entered into the following agreements, effective January 4, 1996: the Investment Advisory Agreement between the Fund and the Adviser and the Distribution and Service Plans and Agreements between the Fund and the Distributor.

     Michael S. Rosen has been primarily responsible for matters relating to portfolio strategy and day-to-day management of the Fund's portfolio since its inception. Mr. Rosen has been Vice President of the Fund since 1988 and a trustee of the Fund from 1992-January, 1996. He also has been an officer and a director of Fielding Management Company, Inc., the Fund's previous adviser, since 1988. Ronald H. Fielding, who is also responsible for matters relating to portfolio strategy, was President and a trustee of the Fund from 1986-January, 1996 and has been President and a director of Fielding Management Company, Inc., the Fund's previous adviser, since 1982.

     The Agent. The Fund acts as its own transfer agent and dividend paying agent. The Fund's shareholder servicing agent is Oppenheimer Shareholder Services, a division of the Adviser, which acts as servicing agent for the Fund and as transfer agent for various other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Agent at the toll-free number shown on the back cover of this Prospectus.

     The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Adviser that acts as the Distributor. The Distributor also distributes the shares of Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Adviser.

                                   APPENDIX A
                           DESCRIPTION OF BOND RATINGS

Standard & Poor's Rating Group Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C--The rating C is reserved for income bonds on which no interest is being paid.

     D--Bonds rated D are in default, and payment of principal and/or interest is in arrears.

     Plus (+) or minus (-):--The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     Provisional Ratings:--The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. Accordingly, the investor should exercise his own judgement with respect to such likelihood and risk.

Standard & Poor's Rating Group
Preferred Stock Rating Definitions

     "AAA"--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     "AA"--A preferred stock issue rate "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

     "A"--An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     "BBB"--An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "CC"--The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     "C"--A preferred stock rated "C" is a non-paying issue.

     "D"--A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

      Account Application
                                The Rochester Funds
--------------------------------------------------------------------------------

Mail completed     The person or persons (the "Investor") who are executing this
application to:    Account Application authorize Oppenheimer Shareholder
Oppenheimer        Services to open or revise an account to purchase common
Shareholder        shares of the Fund indicated below (collectively "The
Services           Rochester Funds") in accordance with these instructions and
350 Linden Oaks    all other applicable provisions in this Account Application,
Rochester, NY      and all provisions in the current Prospectus of the indicated
14625              Fund, which Prospectus the investor acknowledges having
                   received from its Dealer prior to, or simultaneously with, the execution of this Account Application.

--------------------------------------------------------------------------------

Account Type/NAME (Please Print or Type)

[ ] Individual__________________________________________________________________
                       First Name          Middle Initial            Last Name

    Joint [ ] JTTEN:
[ ] Owner [ ] Ten Com:__________________________________________________________
)                      First Name          Middle Initial            Last Name
Uniform Gift/
[ ] Transfer to Minor___________________________________________________________
[ ] UTMA [ ] UGMA      Custodian First Name      Middle Initial      Last Name

    as Custodian for___________________________   ______________________________
                          Name of Minor(s)         State in which gift is made

[ ] Trust,______________________________________________________________________
  Corporation,    Name of Trust or Organization as it Appears on Trust Agreement
Partnership or
Other Entity   ________________________________________________________________
                               Name of Trustee(s) or Officer

_______________________________________________      ___________________________
           For the Benefit of                                Date of Trust

______________________________   ___________________   ______________   ________
        Address                         City                State         Zip
(___)_________________  (___) ________________   Telephone numbers will be used
     Day Phone               Evening Phone     for non-soliciting purposes only
 (include area code)      (include area code)

YOU MUST COMPLETE THIS SECTION FOR ALL ACCOUNT TYPES
--------------------------------------------------------------------------------

Fund and Privilege Selections
Please indicate your Mutual Fund Investment Choice(s) and circle the appropriate Share Class (if applicable). (Please notice the minimum required investment for the fund you choose. Subsequent purchases must be in amount of $100 or more for each fund.)

    Fund Name                          Share Class                    Amount

[ ] Rochester Fund Municipals
    (minimum $2,000)
    RMUNX                         Class A only available            $_________

[ ] Limited Term NY Municipal
    Fund (minimum $5,000)
    LTNYX                         Class A                           $_________

    LTNBX                         Class B                           $_________

[ ] The Bond Fund for Growth
    (minimum $2,000)
    RCVGX                         Class A                           $_________
    RCVBX                         Class B                           $_________
    RCVYX (Institutional
    Investors only)               Class Y (minimum $50,000)         $_________

                                                          TOTAL:    $_________

                     Please enclose a check for this amount
                 payable to Oppenheimer Funds Distributor, Inc.

Dividend and Capital Gain
(Distributions will be reinvested in additional shares, unless specified otherwise.)

[ ] Reinvest dividends in shares and pay capital gains in cash

[ ] Pay dividends in cash and reinvest capital gains in shares

[ ] Pay all dividends and capital gains in cash

[ ] I do not want Telephone Exchange Privileges. Telephone Exchange is automatic (where applicable) unless otherwise specified here.

Please complete the following if dividend distributions are to be mailed to another address or will be payable to another payee:

_____________________      __________________________    _______________________
         Name                      Address                   City/State/Zip

________________________________________________________________________________
         Signature Guarantee required for above transaction

A signature guarantee may be obtained at any commercial bank or from your broker dealer.

--------------------------------------------------------------------------------

Signature and Taxpayer Certification

I (we) am of legal age to make this purchase. Under the penalties of perjury, I certify that the tax identifying or social security number contained herein is true, correct and complete and I am not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code. I (we) hereby agree that, upon acceptance by Oppenheimer Funds Distributor, Inc. ("OFDI"), this Account Application will be a contract governed by the laws of the State of New York.
In addition, I (we) hereby agree that any controversy arising out of or in relation to my (our) account or this contract shall be settled by arbitration before the National Association of Securities Dealers, Inc. or any other self-regulatory organization of which OFDI is a member.

_____________________________________   ________________________________________
Owner's Signature         Date          Owner's Social Security/Tax ID State in
                                        which signed (Minor's SS# if UGMA/UTMA)

_____________________________________________
Joint Owner's Signature (if any)         Date

For Tax Purposes: (check appropriate box:)
[ ] I am a citizen of US      [ ] Other_________

[ ] I am a resident of US     [ ] Other_________
(Non-resident Aliens must provide the W-8 form)

--------------------------------------------------------------------------------

Registered Representative Identification (Broker/Dealer Use Only)

__________________   ______________  __________________  _______________________
First Name           Middle Initial  Last Name           Representative Number

_______________________________________________________  _______________________
Registered Representative Signature (required)           Office Phone Number

_______________________________________________________  _______________________
Firm Name                                                Branch Number

_________________________________    __________________  ____________  _________
Address                               City                State         Zip

Please make your check payable to Oppenheimer Funds Distributor, Inc. and mail to: 350 Linden Oaks, Rochester, NY 14625. A shareholder package containing fund privileges will be forwarded upon processing of your application.

The broker-dealer ("Dealer") signing the Application hereby agrees to all applicable provisions of this Application. The Dealer will act as principal in all purchases by the Investor of Fund shares indicated herein and authorizes and appoints OFDI to execute such purchases and to confirm such purchases to the Investor. OFDI will remit monthly to the Dealer the amount of any commissions due, except that no commissions will be paid to the Dealer on any transactions for which the Dealer's net sales commissions are less than $5.00. The Dealer also represents that it may lawfully sell shares of the indicated Fund in the state designated as the Investor's record address, and that it has a currently effective Dealer Agreement with OFDI authorizing the Dealer to sell common shares of The Rochester Funds.
     The Dealer signature guarantees the signature and legal capacity of the Investor. If the Investor does not sign this Application, the Dealer warrants that this application is completed in accordance with the Investor's instructions and information and agrees to indemnify OFDI and the Oppenheimer Funds from any loss or liability from acting or relying upon such instructions and information.

LOGO

The Rochester Funds
A Division of OppenheimerFunds, Inc.
350 Linden Oaks
Rochester, NY 14625

Investment Adviser
OppenheimerFunds, Inc.

Distributor
OppenheimerFunds Distributor, Inc.

Shareholder Servicing Agent
Oppenheimer Shareholder Services
(800) 552-1129

---------------------------------------------------

Custodian
Investors Bank & Trust Company
Boston, MA

Independent Accountants
Price Waterhouse LLP
Rochester, NY

Legal Counsel
Kirkpatrick & Lockhart LLP
Washington, D.C.

----------------------------------------------------

For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement filed with the Securities and Exchange Commission.

-----------------------------------------------------

LOGO  OppenheimerFunds.

PRO345.001.0196                     Item #ROC512451






                                       THE
                                   BOND FUND
                                   FOR GROWTH




                                 Prospectus and
                            New Account Application
                           As Revised January 5, 1996


                              Rochester Fund Series
                                350 Linden Oaks
                               Rochester, NY 14625




                        LOGO        Oppenheimer Funds.

ROCHESTER FUND SERIES-THE BOND FUND FOR GROWTH

350 Linden Oaks, Rochester, New York 14625
1-800-552-1129

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995,
AS REVISED ON JANUARY 5, 1996

     This Statement of Additional Information of Rochester Fund Series-The Bond Fund For Growth (the "Fund") is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated May 1, 1995, as revised on January 5, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's shareholder servicing agent, Oppenheimer Shareholder Services (the "Agent"), at P.O. Box 5270, Denver, Colorado 80217 or by calling the Agent at the toll-free number shown above.


TABLE OF CONTENTS
                                                                            PAGE
ABOUT THE FUND
Investment Objectives and Policies ........................................    2
     Investment Policies and Strategies ...................................    2
     Other Investment Techniques and Strategies ...........................    5
     Other Investment Restrictions ........................................   10
How the Fund is Managed ...................................................   12
     Organization and History .............................................   12
     Trustees and Officers of the Fund ....................................   13
     The Adviser and Its Affiliates .......................................   18
Brokerage Policies of the Fund ............................................   20
Performance of the Fund ...................................................   21
Distribution and Service Plans ............................................   25

ABOUT YOUR ACCOUNT
How To Buy Shares .........................................................   27
How To Sell Shares ........................................................   30
How To Exchange Shares ....................................................   30
Dividends, Capital Gains and Taxes ........................................   31
Additional Information About the Fund .....................................   32

FINANCIAL INFORMATION ABOUT THE FUND
Financial Statements ......................................................   35
Independent Auditors' Report ..............................................   35

Appendix A:  Description of Bond Ratings ..................................  A-1

ABOUT THE FUND

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES AND STRATEGIES. The investment objectives and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objectives. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation. The Fund invests primarily in a portfolio which consists of a variety of fixed income securities, including convertible securities, which in the opinion of OppenheimerFunds, Inc. (the "Adviser") will assist the Fund in achieving its investment objective. Convertible securities include corporate bonds, notes and preferred stock which can be converted into (exchanged for) common stock or other securities which provide an opportunity for participation. The Fund invests a substantial portion of its assets in high-yield, lower rated bonds which are commonly referred to as "junk bonds". Investments of this type are subject to greater risk of loss of principal and interest. High yield bonds generally offer a higher yield to maturity than bonds with higher ratings as compensation for holding an obligation perceived to be of greater risk. The high yield opportunity has been the result of wide yield spreads between high yield obligations and high grade obligations, with actual losses resulting from default remaining low relative to the values of outstanding high yield bonds. In addition to offering higher absolute returns, high yield securities have greater potential than high-grade bonds for better relative performance if their credit quality improves.

     The Adviser evaluates the investment merits of fixed-income securities primarily through the exercise of its own investment analysis. This may include consideration of the financial strength of the issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of assets in relation to historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of the issuer and its continuing ability to meet its future obligations. The Adviser also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities, and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

     The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended, (the "Investment Company Act"), which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that it may invest in obligations of a single issuer. The Fund intends to continue to qualify as a "regulated investment company," however, under the Internal Revenue Code of 1986, as amended (the "Code"). See Dividends, Capital Gains and Taxes. In addition to satisfying other requirements to so qualify, the Fund will limit its investments so that, at the close of each quarter of its taxable year,
(i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer. In contrast, a fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its assets at all times. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

     -- CONVERTIBLE FIXED INCOME SECURITIES. Convertible securities are fixed income securities which may be exchanged for or converted into the underlying common stock of the issuer at the option of the holder during a specified period of time. Convertible securities may take the form of convertible preferred stock, convertible bonds or notes, or other fixed income securities with stock purchase warrants, or a combination of the features of several of these securities. Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. Convertible fixed income securities are generally characterized by less price volatility than the common stocks into which they are convertible because of their comparatively higher yields. The investment characteristics of each convertible security vary widely, and such versatility permits the Fund to use convertible securities in different ways in pursuing its investment objective of high total return. For example, the Fund may invest in convertible securities which provide a relatively high level of income, with less appreciation potential as well as those with high appreciation potential and a relatively low level of income or convertible securities which provide some combination of both income and appreciation potential.

     Convertible bonds and convertible preferred stocks are fixed income securities that retain the investment characteristics of fixed income securities until they have been converted. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior securities, and therefore, have a claim to assets of the corporation prior to the holders of common stock upon liquidation. Convertible securities, however, are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with yields which are generally higher than common stocks, but lower than non-convertible securities of similar quality.

     As with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the value of the underlying common stock increases. Since securities prices fluctuate, however, there can be no assurance that the market value of convertible securities will increase. Convertible securities generally will not reflect quite as great a degree of capital appreciation as the underlying stock. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

     Many convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. There can be no assurance that the underlying common stock will appreciate enough for this premium to be recovered by the Fund on any particular convertible security.

     -- INVESTMENT RISKS OF FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.

     As stated in the Prospectus, the investments in which the Fund will principally invest will be in the lower rating categories. The Fund may invest in securities rated as low as "C" by a nationally recognized statistical rating organization ("NRSRO") or in bonds which are unrated. The Adviser will not rely solely on the ratings assigned by rating services and may invest, without limit, in unrated securities which offer, in the opinion of the Adviser, yields and risks comparable to those of rated securities in which the Fund may invest. The Fund will not invest in securities which are in default at the time of purchase. Because investment in lower rated and unrated fixed income securities involves greater investment risk, achievement of the Fund's investment objectives will be more dependent upon the Adviser's credit analysis than would be the case if the Fund were investing in higher quality debt securities.

     Some of the principal risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination of the holder's claims to the prior claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. Some high yield bonds pay interest in kind rather than in cash.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. In addition, in recent years there have been several Congressional attempts to limit the use or limit tax and other advantages of high yield bonds. If enacted, such proposals could adversely affect the value of these securities and consequently the Fund's net asset value per share. For example, federally insured savings and loan associations have been required to divest their investments in high yield securities.

     -- CONVERTIBLE PREFERRED STOCK. The Fund may invest in a type of convertible preferred stock that is an equity security with certain characteristics of both a debt security and a call option. These securities can be considered "derivative" securities because of their imbeddded option component. These stock instruments trade under a variety of acronyms. They typically provide for a three-year period prior to conversion to common stock (although they are callable by the issuer prior to conversion) and pay a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the same issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. Generally, the call price is 30% to 45% above the price of the issuer's common stock at the time the preferred stock is issued and may be subject to downward adjustment over time. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock.

     This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

OTHER INVESTMENT TECHNIQUES AND STRATEGIES

     -- SHORT SALES. Although the Fund may not make short sales generally, the Fund may make short sales "against the box". While a short sale is made by selling a security the Fund does not own, a short sale is said to have been made "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short at no added cost. The Fund will engage in this type of transaction only when (i) the yield on the convertible bond or preferred stock is substantially larger than that on the common stock so that the Fund may benefit from this incremental cash flow without bearing any market risk; (ii) the Adviser believes that the premium on the convertible bond or preferred stock relative to the common stock is unusually small and will widen to a more normal range; or (iii) there is a large unrealized gain in a portfolio security which the Adviser wishes to sell and the Adviser believes that it will be advantageous to defer the realization of the gain until a subsequent tax year. When a short sale is effected, any decline in the value of the Fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the Fund's portfolio securities would be reduced by a loss in the short sale transaction. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium (the difference between a convertible security's market price and its value if it were converted into its underlying common stock). As a fundamental policy, the Fund may not make short sales or maintain a short position unless at all times when a short position is open, not more than 10% of that Fund's total assets (taken at current value) is held as collateral for such sales at any one time.

     -- WARRANTS. The Fund has adopted as a fundamental policy that it may invest up to 15% of the value of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities). This fundamental policy is currently limited by an operational policy which provides that the Fund may not invest more than 5% of the value of the Funds' net assets in warrants, valued at market. Included within that amount, but not to exceed 2% of the value of the Funds' net assets, may be warrants which are not listed in the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value for purposes of the limitation imposed by the operational policy. A warrant basically is an option to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, many warrants have expiration dates after which they are worthless unless such warrants are exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of a warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

     -- FUND'S USE OF LISTED OPTIONS. The Fund will limit options trading activity to: (1) writing (i.e. selling) covered call options on stocks and the underlying stock of existing convertible positions; (2) purchasing put options on stocks; and (3) entering into closing purchase transactions with respect to certain of such options, provided that all options traded by the Fund are listed on a national securities exchange.

     The Fund will write covered call options in an attempt to increase its income. The Fund may also purchase put options on stock in order to attempt to hedge its portfolio and to reduce investment risks. Hedging strategies are defensive in nature; some capital gain potential is forsaken in advancing markets for a reduction of risk in declining markets. No assurances can be made that these options hedging strategies will result in successful investments by the Fund.

     -- CHARACTERISTICS OF LISTED OPTIONS. Because listed options can be employed in a variety of ways to pursue a variety of investment objectives, it follows that the risks and potential rewards of options trading depend in large measure on the manner in which the options are used. Listed options are puts and calls on common stock. A call option conveys the right to buy and a put option conveys the right to sell. Although put options and call options are generally traded on the same underlying securities, it should be clearly understood that call options and put options are separate and distinct investment securities. The purchase or sale of a call in no way involves a put. The purchase or sale of a put in no way involves a call.

     The option contract has a duration period of up to nine months and precisely identifies the underlying security. Options traded on options exchanges (the "Exchanges"), have standardized the terms of options contracts. An options contract has four specifications: (1) the type (put or call); (2) the underlying common stock name; (3) the expiration date; and (4) the exercise or strike price. Option contracts give their holder the right to buy or sell a stated number of shares, usually 100, of a particular underlying common stock, at a fixed price (called the strike price) for a predetermined period of time (called the expiration period). An option is a wasting asset; that is, it has only an initial value that declines as time passes. It may expire having no value, or the holder may have to exercise it in order to recover some value before expiration. Of course, the holder may sell the option in the listed option market before expiration.

     Although an option is a security, it derives its value from the underlying common stock. The option price fluctuates as the price of the underlying stock rises or falls. Splits and stock dividends in the underlying stock affect the terms of listed options, although cash dividends do not.

     -- COVERED CALL OPTION WRITING. A call option gives the purchaser of the option the right to buy, and imposes on the writer the obligation to sell, the underlying security at the exercise price during the option period. The Fund may write "covered" call options, that is, options on securities the Fund holds in its portfolio or has an immediate right to acquire, without additional consideration, upon conversion or exchange of securities currently held in its portfolio. For writing a call option, the Fund is paid a sales price or premium. If the call option expires unexercised, the Fund realizes a gain equal to the amount of the premium received upon writing the option, less transaction costs. So long as the obligation of a writer continues, he may be assigned an exercise notice by the broker-dealer through whom such a call option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon expiration of the call option, or at such earlier time at which the writer effects a closing purchase transaction (i.e. the purchase of a call option on the same security with the same exercise price and expiration date as the call option already written). Once a writer has been assigned an exercise notice with respect to a call option, he will thereafter be unable to effect a closing purchase transaction with respect to that option. In return for the premium it receives, so long as the Fund's obligation as a writer continues, it will forego the opportunity to profit from any price increase in the underlying stock above the exercise price.

     The Fund will write covered call options for hedging purposes in order to protect against possible declines in the market values of the stocks or convertible securities held in its portfolio. If, for example, the market price of a common stock underlying a convertible security held by a Fund declines and the convertible security also declines in value, such decline will be offset in part (or wholly) by the receipt of the premium on covered call options written by the Fund on such stock. However, if the market price of the underlying common stock increases and the convertible security held by a Fund also increases in value, such increases will be offset in part (or wholly) by any loss resulting from the cancellation of the Fund's position through closing purchase transactions on covered call options written by the Fund or the opportunity loss if the option is exercised. The main risk of any covered call writing strategy is that the common stock/covered call "package" (such as that embedded in a mandatory conversion security) will underperform the common stock alone should the stock's price rise substantially above the strike price of the call option.

     The Fund may not sell any covered call options if, as a result of such sale, the aggregate value of its securities underlying such options (valued at the lower of the option price or market price) would exceed 25% of its net assets. This limitation may not be changed by the Fund without shareholder approval. Although the Fund may write covered call options on up to 25% of its assets, the Fund has no present intention of writing covered call options on more than 5% of its net assets in such securities. To secure its obligation to deliver the underlying security, the Fund, as the writer of a call option, is required to deposit in escrow with its custodian the underlying common stock or a security immediately convertible into the underlying common stock in accordance with the rules of the Options Clearing Corporation and of the various Exchanges.

     -- PURCHASE OF PUT OPTIONS. The Fund will also purchase put options in an attempt to hedge its portfolio and to reduce investment risks. When a convertible security is purchased because the Adviser believes the market price of such security may rise, the Adviser may nonetheless wish to protect the holdings of such security against a decline in market value by purchasing a put option on the common stock underlying such security. A put option gives the purchaser the right to sell the underlying common stock at the put exercise price regardless of any decline in the underlying stock's market price.

     Thus, the purchase of a put option when used as a defensive measure provides profits should the underlying common stock decline, which would be of use to offset losses from the corresponding decline in the value of the convertible security held. The reduction in loss that this defensive strategy provides is limited to the profit made on the put option transaction, less the premium paid for the put option, less the transaction costs incurred in connection with the put. Should the underlying common stock, and consequently the convertible securities held, increase in value, the profit realized would be reduced by the cost of the purchase of the put options.

     -- RISKS OF TRANSACTIONS IN STOCK OPTIONS. An option position may be closed out by the Fund only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there is an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option or at any particular time. Absence of a liquid secondary market on an Exchange may result from a variety of economic, market and regulatory factors including the suspension of trading or an insufficient amount of trading interest. For example, if trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, the Fund will not be able to sell the underlying common stock until the option expires or until it delivers the underlying common stock upon exercise. Similarly, in the absence of a liquid secondary market, the Fund, as the purchaser of a put option, would be able to realize a profit or limit a loss on such option only by exercising such option and, in the case of a put option on stock, by incurring additional transaction costs on the disposition of the underlying security.

     The Exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different Exchanges or are held or written in one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits. The Adviser does not anticipate that such limits will affect the Fund's option trading activities.

     -- MANDATORY CONVERSION SECURITIES. In addition to the more traditional convertible securities in which the Fund may invest as described in the Prospectus, the Fund may also invest in more recently developed varieties of convertible securities which are referred to herein as "mandatory conversion securities". Such securities may combine several of the features of debt securities and equity securities, including both preferred stock and common stock. Unlike the more traditional convertible securities, however, many of these securities are characterized by a mandatory conversion feature and an adjustable conversion ratio. Thus, many of these securities offer limited potential for capital appreciation and, in some instances, involve unlimited potential for loss of capital. These securities are designed and marketed by major investment banking firms and trade in the marketplace under various acronyms which are proprietary to the investment banking firm. The Fund may be exposed to counterparty risk to the extent it invests in "synthetic mandatory conversion securities," which are issued by investment banking firms and are unsecured obligations of the issuing firm. Should the issuing firm of such a security experience financial difficulty, its ability to perform according to the terms of the security may become impaired. The mandatory conversion securities which may be purchased by the Fund include, but are not limited to, the so-called equity-linked debt securities and certain varieties of convertible preferred stock. The market for these securities is relatively new.

     -- EQUITY-LINKED DEBT SECURITIES. The Fund may purchase debt securities whose principal amount at maturity is dependant upon the performance of a specified equity security. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. Such debt securities usually mature in three to four years, and during the years to maturity pay interest at a favorable fixed rate. Although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

OTHER INVESTMENT RESTRICTIONS

Specific investment restrictions help the Fund limit investment risks for shareholders. The following investment restrictions are fundamental investment policies of the Fund and cannot be changed without approval of a majority of the outstanding voting securities of the Fund (defined for purposes of the Prospectus and this Statement as the lesser of: (i) 67% of the shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not:

          1. Invest more than 25% of the value of the Fund's total assets in the securities of any one issuer or any group of issuers in the same industry, which restriction will not, however, prevent it from investing more than 25% of such Fund's total assets in securities of the United States Government, its agencies or instrumentalities.

          2. Make any investment if, as a result thereof, less than 50% of the Fund's total assets would be in cash, cash items, U.S. Government securities, and securities of issuers in which its investment is limited to not more than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of any issuer.

          3. Purchase securities on margin, but the Fund may obtain unsecured loans to purchase securities and may also borrow amounts equivalent to up to 5% of the Fund's net assets for temporary, extraordinary or emergency purposes. The aggregate of all unsecured loans, however, may not exceed 50% of the Fund's total assets.

          4. Make short sales on securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; no more than 10% of the Fund's total assets will be held as collateral for such short sales at any one time. See Short Sales.

          5. Engage in the purchase and sale of put and call options or in writing such options except as set forth hereinafter and in the Prospectus.

          6. Invest in warrants other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase, and other than the investment of no more than 15% of the value of its net assets in warrants valued at the lower of cost or market (of which not more than 5% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchange).

          7. Make loans, provided that this policy does not prohibit the Fund from (1) making loans of its portfolio securities, (2) purchasing notes, bonds or other evidences of indebtedness or making deposits with banks and other financial institutions, and (3) entering into repurchase agreements.

          8. Purchase or sell real estate, or real estate mortgage loans provided, however that the Fund may invest not more than 5% of its total assets in marketable securities of real estate investment trusts.

          9. Deal in commodities or commodities contracts.

          10. Purchase or retain securities of any issuer if any of its officers and trustees, or any of the officers and directors of the Adviser (as hereinafter defined) or Distributor (as hereinafter defined), own individually beneficially more than 0.5% of the outstanding securities of such issuer, or if all of those persons together own more than 5% of that issuer's securities.

          11. Invest more than 5% of the value of its total assets in securities of any company (including its predecessors) that has not been in business for at least three consecutive years.

          12. Issue any securities which are senior to shares of the Fund.

          13. Underwrite securities of other issuers.

          14. Acquire securities of any other investment company, if as a result of such acquisition, the Fund would own in the aggregate: (i) more than 3% of the voting stock of such investment company; (ii) securities of such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities of such investment company and of any other investment companies (but excluding treasury stock of those funds) having an aggregate value in excess of 10% of the total assets of the Fund. However, none of these limitations is applicable to a security received as a dividend or as a result of an offer of exchange, a merger or plan of reorganization.

     The percentage limitations on investments which are set forth herein are applied at the time an investment is made. No violation of the percentage limitation will occur unless the limitation is exceeded immediately after an investment is made and as a result thereof.

     -- OPERATIONAL POLICIES.

     The following restrictions are operational investment policies of the Fund. While these operating investment policies are not fundamental policies and do not require shareholder approval to be changed and may be changed by the Board of Trustees, the Fund has, as a matter of policy, agreed not to change these policies without prior notice to its shareholders. These operating policies provide that the Fund may not:

          A. Invest in any issuer for the purpose of exercising control or management of that issuer, unless approved by the Fund's Board of Trustees.

          B. Invest any part of its total assets in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of companies which invest in or sponsor such programs. The Fund may not invest in oil, gas or other mineral leases.

          C. Invest more than 5% of the value of the Fund's assets in warrants, valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

     In addition, as a non-fundamental policy, the Fund may not invest more than 15% of the value of the Fund's net assets in Illiquid Securities. Certain "restricted securities," as defined in the section entitled "Illiquid and Restricted Securities" in the prospectus, may be excluded from the Fund's 15% limitation on investments in Illiquid Securities. Rule 144A under the Securities Act of 1933, as amended, permits certain resales of unregistered securities (i.e., restricted securities) provided that such securities have been determined to be eligible for resale under the provisions of Rule 144A. The Fund's Board of Trustees has adopted guidelines and procedures to be utilized by the investment adviser for determining the liquidity of such Rule 144A securities and for monitoring the investment adviser's implementation of the guidelines and procedures. Such determination will be based upon all relevant factors including, among other things: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

HOW THE FUND IS MANAGED

ORGANIZATION AND HISTORY. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

     The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

TRUSTEES AND OFFICERS OF THE FUND. The Fund's Trustees and officers, one of which is the Fund's portfolio manager, are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. As of January 4, 1996 the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of class of the Fund.

BRIDGET A. MACASKILL, CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT*; AGE: 47. Chairman of the Board, President and Trustee of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund.; Chief Executive Officer of the Adviser; President and Chief Operating Officer of the Adviser; prior thereto, Chief Operating Officer of the Adviser and Executive Vice President of the Adviser from 1987-1989. Vice President and a Director of Oppenheimer Acquisition Corp., Director of Oppenheimer Partnership Holdings, Inc., Chairman and a Director of Oppenheimer Shareholder Services, Director of Main Street Advisers, Inc., and Director of HarbourView Asset Management Corporation, all of which are subsidiaries of the Adviser; a Trustee of the New York-based Oppenheimer funds.

----------
*A Trustee is an "interested person" as defined in the Investment Company Act.

JOHN CANNON, TRUSTEE;  AGE 65
620 Sentry Parkway West, Suite 220, Blue Bell, Pennsylvania 19422
Chairman and Treasurer, CDC Associates, Inc., registered investment adviser, 1993-present; prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, 1976-1991; Senior Vice President AMA Investment Advisers, Inc., 1991-1993; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger & Berman Income Trust, 1995-present; Trustee of Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund.

PAUL Y. CLINTON, DIRECTOR; AGE: 64
946 Morris Avenue, Bryn Mawr, Pennsylvania 19010
Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust, Prime Cash Fund and Short Term Asset Reserves, each of which is a money-market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., and Quest Cash Reserves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co.; Trustee of Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund.

THOMAS W, COURTNEY, DIRECTOR; AGE: 62
P.O. Box 580, Sewickley, Pennsylvania 15143
Principal of Courtney Associates, Inc., a venture capital firm; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation; Trustee of Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund.

LACY B. HERRMANN, DIRECTOR; AGE: 66
380 Madison Avenue, Suite 2300, New York, New York 10017
President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund; Trustee of Brown University.

GEORGE LOFT, DIRECTOR; AGE: 80
51 Herrick Road
Sharon, Connecticut 06069
Private Investor; Director of Quest Cash Reserves, Inc., Oppenheimer Quest for Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest for Value Dual Purpose Fund, Inc., a closed-end investment company; Trustee of Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund.

MICHAEL S. ROSEN, VICE PRESIDENT; AGE 34
350 Linden Oaks, Rochester, New York 14625

Vice President and Portfolio Manager of the Fund, 1986-present; Vice President of the Adviser, January 5, 1996-present; President of the Rochester Division of the Adviser, January 5, 1996-present; Vice President of Rochester Fund Municipals, 1986-January 4, 1996; Vice President of Rochester Portfolio Series-Limited Term New York Municipal Fund, 1991-January 4, 1996; Vice President of Rochester Tax Managed Fund, Inc., 1985-present; Trustee of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund, 1993-January 4, 1996; Vice President and a director, Fielding Management Company, Inc. (1988-present); President and a director, Rochester Fund Distributors, Inc. (1990-present); Vice President and a director, Rochester Capital Advisors, Inc. (1993-present); Vice President and a director, Rochester Fund Services, Inc. (1986-present).

ANDREW J. DONOHUE, SECRETARY; AGE: 45
Secretary of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund; Executive Vice President and General Counsel of the Adviser and the Distributor; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Adviser and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, TREASURER; AGE: 59
3410 South Galena Street Denver, Colorado 80231
Treasurer of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund; Senior Vice President and Treasurer of the Adviser; Vice President and Treasurer of the Distributor and HarbourView Asset Management Corporation; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Adviser; Vice President, Treasurer and

Secretary of the Transfer Agent and Shareholder Financial Services, Inc., a transfer agent subsidiary of the Adviser; an officer of other Oppenheimer funds.

ROBERT G. ZACK, ASSISTANT SECRETARY; AGE:  47
Assistant Secretary of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund; Senior Vice President and Associate General Counsel of the Adviser; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT BISHOP, ASSISTANT TREASURER; AGE:  36
3410 South Galena Street, Denver, Colorado 80231
Assistant Treasurer of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund; Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

SCOTT FARRAR, ASSISTANT TREASURER; AGE: 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Treasurer of the Fund, Rochester Fund Municipals and Rochester Portfolio Series-Limited Term New York Municipal Fund; Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

     -- REMUNERATION OF TRUSTEES. All officers of the Fund and Ms. Macaskill, a Trustee and President, are officers or directors of the Adviser and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation received by the non-interested Trustees from the Fund during the fiscal year ended December 31, 1995.


                                                       Pension or
                                                       Retirement
                                Aggregate              Benefits             Estimated             Total
                                Compensation           Accrued as           Annual                Compensation
                                from the               Part of Fund         Benefits Upon         From Fund
Name of Person                  Fund(1)                Expenses(2)          Retirement(2)         Complex(3)
--------------                  ------------           ------------         -------------         -------------
John Cannon .................     $2,950                   $43,667            $13,500                $29,400
Paul Y. Clinton .............     $                                                                  $
Thomas W. Courtney ..........     $                                                                  $
Lacy B. Herrmann ............     $                                                                  $
George Loft .................     $                                                                  $

----------
(1) During the fiscal year ended December 31, 1995, only one of the Fund's current trustees, John Cannon, served as a Trustee of the Fund.

(2) The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended and restated on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1995. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after September 30, 1995, will be eligible to receive benefits thereunder. Mr. Cannon is the only current Independent Trustee who may be eligible to receive benefits under the Retirement Plan. The estimate of annual benefits payable to Mr. Cannon under the Retirement Plan is based upon the assumption that Mr. Cannon, who was first elected as a Trustee of the Fund in 1992, will serve as an Independent Trustee for nine years.

(3) Includes compensation received during the fiscal year ended December 31, 1995, from all registered investment companies within the Fund Complex during that year which consisted of the Fund, Rochester Fund Municipals, Rochester Portfolio Series-Limited Term New York Municipal Fund, and Rochester Tax Managed Fund, Inc. On June 28, 1995, the Fund acquired all of the assets and assumed all of the liabilities of Rochester Tax Managed Fund, Inc.

-- MAJOR SHAREHOLDERS. As of December 15, 1995, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund as a whole or the Fund's outstanding Class A, Class B or Class Y shares, except for Merrill Lynch Pierce Fenner and Smith, Inc., 4800 Deer Lake Drive, EFL 3, Jacksonville, Florida which was the record owner of 21% and 37% of the Fund's Class A Shares and Class B Shares, respectively, then outstanding and the Fielding Management Company, Inc. Pension Plan which was the beneficial owner and record owner of 99% of the Fund's Class Y Shares then outstanding.

THE ADVISER AND ITS AFFILIATES. The Adviser is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Adviser's directors and officers, some of whom serve as officers of the Fund and one of whom (Ms. Macaskill) serves as a Trustee of the Fund.

The Adviser and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Adviser.

-- THE INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement between the Adviser and the Fund which was entered into on January 4, 1996 ("Advisory Agreement") requires the Adviser, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. For these services, the Adviser will receive from the Fund an annual fee, computed and payable monthly as a percentage of average daily net assets, as follows: average daily net assets up to $50 million, 0.625%; average daily net assets on the next $250 million, 0.50%; and average daily net assets in excess of $300 million, 0.473%.

     Expenses not expressly assumed by the Adviser under the Advisory Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal years ended December 31, 1993, 1994 and 1995, the management fees paid by the Fund to its previous investment adviser, Fielding Management Company, Inc. were $225,722, $596,082 and $1,030,091, respectively.

     The Advisory Agreement contains no expense limitation. However, independently of the

Agreement, the Adviser has voluntarily undertaken that the total expenses of the Fund in any fiscal year (exclusive of taxes, interest, brokerage commissions, and any extraordinary non-recurring expenses, such as litigation costs) shall not exceed the most stringent state regulatory limitation on Fund expenses applicable to the Fund. The payment of the management fee will be reduced so that at no time will there be any accrued but unpaid liability under the above expense limitation. The Adviser reserves the right to amend or terminate this expense limitation at any time.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions on its part with respect to any matters to which the Advisory Agreement relates. The Agreement permits the Adviser to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

-- THE DISTRIBUTOR. Under its General Distributor's Agreement with the Fund, which was entered into on January 4, 1996, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class Y shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended December 31, 1993, 1994 and 1995, the aggregate amount of sales charge on sales of the Fund's Class A Shares was $1,625,106, $1,699,143, and $2,744,786 respectively, of which Rochester Fund Distributors, Inc., the Fund's previous principal underwriter, retained $148,714, $171,428 and $227,846 in those respective years. Class B Shares were offered to the public commencing on May 2, 1995. During the period from May 2, 1995 through December 31, 1995, the contingent deferred sales charge collected by Rochester Fund Distributors, Inc. on the redemption of Class B Shares totalled $5,001. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.

-- THE TRANSFER AGENT; THE SHAREHOLDER SERVICES AGENT. The Fund currently acts as its own transfer agent. Oppenheimer Shareholder Services, the Fund's shareholder services agent, a division of the Adviser, is responsible for maintaining shareholder accounting records, and for shareholder servicing and administrative functions. The Agent is compensated on the basis of a fixed fee per account. The compensation paid by the Fund for such services under a comparable arrangement with Rochester Fund Services, Inc., the Fund's previous shareholder services agent, for the fiscal years ending December 31, 1993, 1994 and 1995 was $42,191, $129,352 and $243,643, respectively.

-- ACCOUNTING AND RECORDKEEPING SERVICES; The Adviser also provides certain accounting and recordkeeping services to the Fund pursuant to an Accounting and Administration Agreement entered into on January 4, 1996. The services provided pursuant to the Fund thereunder include the maintenance of general ledger accounts and records relating to the business of the Fund in the form required to comply with the Investment Company Act and the calculation of the daily net asset value of the Fund. The compensation paid by the Fund for these services to Rochester Fund Services, Inc. its previous shareholder services agent, for the fiscal years ended December 31, 1993, 1994 and 1995 was $19,450, $35,775 and $62,450.

BROKERAGE POLICIES OF THE FUND

BROKERAGE PROVISIONS OF THE INVESTMENT ADVISORY AGREEMENT. One of the duties of the Adviser under the Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Adviser is authorized by the Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

     Under the Advisory Agreement, the Adviser is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Adviser or its affiliates have investment discretion. The commissions paid to such brokers may be higher than that which would have been charged by another qualified broker if a good faith determination is made by the Adviser that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Adviser may also consider sales of shares of the Fund and other investment companies managed by the Adviser or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

DESCRIPTION OF BROKERAGE PRACTICES FOLLOWED BY THE ADVISER. Subject to the provisions of the Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Adviser's portfolio traders based upon recommendations from the Adviser's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Adviser's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. As stated in the prospectus, the portfolio securities of the Fund are generally traded on a net basis and, as such, do not involve the payment of brokerage commissions. It is the policy of the Adviser to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread) and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price, both the sale of Fund shares and the receipt of research may be taken into consideration as factors in the selection of dealers to execute portfolio transactions for the Fund. The transaction costs associated with such transactions consist primarily of the payment of dealer and underwriter spreads. Brokerage commissions are paid primarily for effecting transactions in listed securities and or for certain fixed-income agency transactions, in the secondary market, otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Adviser or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The research services provided by a particular broker may be useful in one or more of the advisory accounts of the Adviser and its affiliates. The research services provided by brokers broaden the scope and supplement the research activities of the Adviser, by making available additional views for consideration and comparisons. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Adviser as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. Total brokerage commissions paid by the Fund (not including any spreads or concessions on principal transactions on a net trade basis) for the fiscal years ended December 31, 1993, 1994 and 1995 were approximately $19,847, $44,872 and $6,680 respectively.

     A change in securities held by the Fund is known as "portfolio turnover". The Fund's options hedging and income strategies may increase the portfolio turnover of the Fund. Therefore, the portfolio turnover of the Fund may be higher than other investment companies not utilizing such options trading techniques. As portfolio turnover increases, the Fund can be expected to incur brokerage commission expenses and transaction costs which will be borne by the Fund. In any particular year, however, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the fiscal years ended December 31, 1993, 1994, and 1995 the Fund's portfolio turnover rates were and 88.66%, 52.82% and ____% respectively.

PERFORMANCE OF THE FUND

YIELD AND TOTAL RETURN INFORMATION. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data with respect to any class must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for that class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

-- STANDARDIZED YIELDS

     -- YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                                      a-b     6
              Standarized Yield = 2 [(--- + 1) - 1]
                                       cd

        The symbols above represent the following factors:

        a = dividends and interest earned during the 30-day period.

        b = expenses accrued for the period (net of any expense reimbursements).

        c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

        d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

     The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended December 31, 1995, the standardized yields for the Fund's Class A, Class B and Class Y Shares were ___%, ___% and ___%, respectively.

     -- DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

                             Dividends of the Class
Dividend Yield of the Class =    (Div. By) Number of days (accrual period) x 365
             Max. Offering Price of the Class (last day of period)

     The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B or Class Y shares, the maximum offering price is the net asset value per share, without, in the case of Class B Shares, considering the effect of contingent deferred sales charges.

-- TOTAL RETURN INFORMATION

     -- AVERAGE ANNUAL TOTAL RETURNS. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

              (ERV)(superior1/n)
              (---)              - 1 = Average Annual Total Return
              ( P )

     -- CUMULATIVE TOTAL RETURNS. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                              ERV - P
                              ------- = Total Return
                                  P

     In calculating total returns for Class A shares, the current maximum sales charge of 3.25% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of a contingent deferred sales charge of 3.5% for the first year, 3.0% for the second year, 2.5% for the third year, 2.0% for the fourth year, 1.5% for the fifth year and 1.0% for the sixth year, and none thereafter, is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one and five year periods ended

December 31, 1995 and for the period from June 3, 1986 through December 31, 1995, were 21.90%, 19.77% and 9.97%, respectively. The cumulative "total return" on Class A shares for the period from June 3, 1986 through December 31, 1995 was 148.34%. The cumulative total returns on Class B Shares and Class Y Shares for the period from May 1, 1995 (commencement of each class) through December 31, 1995 were 11.59% and 20.88%, respectively.

     -- TOTAL RETURNS AT NET ASSET VALUE. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class Y Shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the one year period ended December 31, 1995 and the period from June 3, 1986 through December 31, 1995 was 26.00% and 156.78%, respectively. The cumulative total returns at net asset value for Class B Shares and Class Y Shares for the period from May 1, 1995 (commencement of each class) through December 31, 1995 were 15.09% and 20.88%, respectively.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class Y shares. However, when comparing total return of an investment in Class A, Class B or Class Y Shares of the Fund with that of other alternatives, investors should understand that as the Fund invests in high yield securities, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of its Class A, Class B or Class Y shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against (i) all other funds (excluding money market funds), (ii) all other high current yield or fixed income funds and (iii) all other such funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class Y shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Class A, Class B and Class Y shares of the Fund in relation to other rated high yield funds. Rankings are subject to change.

    The total return on an investment in the Fund's Class A, Class B or Class Y Shares may be compared with performance for the same period of comparable indices, including but not limited to The First Boston Convertible Securities Index and the Goldman Sachs 100 Convertible Index. Both indices serve as a standard of comparison and measurement of market opportunities for convertible funds and illustrates the unique and dynamic characteristics of the convertible securities market. The First Boston Convertible Securities index is calculated at each month end. The Goldman Sachs 100 Convertible Index is comprised of 100 convertible securities. Index performance does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in an Index.

     Investors may also wish to compare the return on the Fund's Class A, Class B or Class Y Shares to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Adviser may publish rankings or ratings of the Adviser (or other service providers) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

     The performance of the Fund's Class A, Class B or Class Y shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted Distribution and Service Plans for Class A and Class B Shares and a Service Plan for Class Y Shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payment to the Distributor in connection with the distribution and/or servicing of shares of that class as described in the Prospectus (collectively, the "Plans"). Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees", cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. The fee structure of each of the Plans, which became effective on January 4, 1996, is identical to the fee structure of the Distribution Plan for each class of shares as in effect prior to that time.

     In addition, under the Plans, the Adviser and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Adviser, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Adviser may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" (as defined in the Investment Company Act), of the Class A and Class B shares voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

     While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the identity of each Recipient that received any such payment, and the purpose of the payments. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of such Independent Trustees.

     For the fiscal year ended December 31, 1995, payments under the Class A Plan totaled $1,324,659. Of that amount, $1,238,972 was paid to Rochester Fund Distributors, Inc., the Fund's previous distributor as reimbursement for expenses incurred by it under the Class A Plan. $780,467 was paid by Rochester Fund Distributors, Inc. to Recipients as reimbursement for services and $458,505 was retained by Rochester Fund Distributors, Inc. for marketing and its services in maintaining shareholder accounts. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters.

     For the fiscal year ended December 31, 1995, payments under the Class B Plan totaled $92,392. Of that amount, $92,392 was paid to Rochester Fund Distributors, Inc., the Fund's previous distributor as reimbursement for expenses incurred by it under the Class B Plan. $0 was paid by Rochester
Fund Distributors, Inc. to Recipients as reimbursement for services and $92,392 was retained by Rochester Fund Distributors, Inc. for its services in maintaining shareholder accounts.

     The Class B Plan allows the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

     The Class B Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amount paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

     For the fiscal year ended December 31, 1995, payments under the Class Y Plan totaled $3,032. Of that amount, $471 was paid by Rochester Fund Distributors, Inc. to Recipients as reimbursement for services and $2,561 was retained by Rochester Fund Distributors, Inc. for its services in maintaining shareholder accounts. Any unreimbursed expenses incurred with respect to Class Y shares for any fiscal quarter by the Distributor may not be recovered under the Class Y Plan in subsequent fiscal quarters.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

ALTERNATIVE SALES ARRANGEMENTS - CLASS A, CLASS B AND CLASS Y SHARES. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another.

     The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class A and Class B Shares and the dividends payable on Class A and Class B Shares will be reduced by incremental expenses borne by those classes, including the asset-based sales charge to which Class A and Class B shares are subject.

     The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

     The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class Y shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs,
(vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

DETERMINATION OF NET ASSET VALUE PER SHARE. The net asset values per share of Class A, Class B and Class Y shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on the Nasdaq National Market System ("Nasdaq") are valued at the last reported sale prices on their primary exchange or Nasdaq that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Adviser as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees or the Adviser, under procedures established by the Board, determines that the particular event would materially affect the Fund's net asset values, in which case an adjustment would be made. Foreign currency will be valued as close to the time fixed for the valuation date as is reasonably practicable. The values of securities denominated in foreign currency will be converted to U.S. dollars at the prevailing rates of exchange at the time of valuation. In the case of U.S. government and foreign securities and corporate bonds, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Trustees will monitor the accuracy of pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.


     Puts and calls held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on Nasdaq, as applicable as determined by a pricing service approved by the Board of Directors or by the Adviser, or, if there are no sales that day, in accordance with (i), above. Forward currency contracts are valued at the closing price on the London foreign exchange market as provided by a reliable bank, dealer or pricing service. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

See How to Purchase Shares in the Prospectus for a description of how shares of each class are offered to the public and how the excess of public offering price over the net amount invested, if any, is allocated to authorized dealers. The Prospectus describes several special purchase plans and methods by which Shares of each class may be purchased. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

HOW TO SELL SHARES

     Information on how to sell shares of the Fund is stated in the Prospectus.

     -- INVOLUNTARY REDEMPTIONS. As described in the Prospectus, the Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $1,500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

HOW TO EXCHANGE SHARES

     As stated in the Prospectus, shares of a particular class of the Fund or of certain other funds which are managed by the Adviser ( the "Oppenheimer funds") having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds which are eligible for sale in the shareholder's state of residence. For purposes of the Exchange Privilege as defined in the Prospectus, the following funds in addition to the Fund are referred to as "The Rochester Funds": Rochester Fund Municipals and Rochester Portfolio Series--Limited Term New York Municipal Fund. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A shares, but certain other Oppenheimer funds do not presently offer either or both of Class B or Class Y shares. Shareholders of The Rochester Funds may obtain a list showing which funds offer which class by calling the Agent at 1-800-552-1129. At the present time, shareholders of Oppenheimer funds other than The Rochester Funds may not exchange their shares for shares of The Rochester Funds.

     When Class B Shares are redeemed to effect an exchange, the priorities described in "Purchasing Class B Shares" in the Prospectus for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which the shares are exchanged.

Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class Y shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as dividend reinvestment will be switched to the new account unless the Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. The Fund, the Distributor, and the Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Dividends will be payable on shares held of record at the time of the previous determination of net asset value. However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day.

If all shares in an account are redeemed, all dividends accrued on shares in the account will be paid together with the redemption proceeds. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of the Fund as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.


TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. The Federal tax treatment of the Fund's dividends and distributions is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Special provisions of the Code govern the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by the shareholder for 45 days or less. To the extent that the Fund derives a substantial portion of its gross income from option premiums, interest income or short-term gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction.

     Under the Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year to October 31 of the current year or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund's distributions will meet those requirements, the Fund's Board and Adviser might determine that in a particular year it would be in the best interest of the Fund not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

     The Code requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. The Fund may also from time to time receive payment-in-kind securities in lieu of cash interest payments. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

ADDITIONAL INFORMATION ABOUT THE FUND

THE CUSTODIAN. Investors Bank & Trust Company ("Custodian"), whose principal business address is 89 South Street Boston, MA 02111 is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Adviser and its affiliates.

INDEPENDENT AUDITORS. Price Waterhouse LLP, 1900 Chase Square, Rochester, NY 14604, serves as the Fund's independent accountants. The services provided by Price Waterhouse LLP include auditing services and review and consultations on various filings by the Fund with the Securities and Exchange Commission and tax authorities. They also act as auditors for certain other funds advised by the Adviser and its affiliates.

INVESTMENT ADVISER
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

DISTRIBUTOR
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

SHAREHOLDER SERVICES AGENT
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-552-1129

CUSTODIAN OF PORTFOLIO SECURITIES
    Investors Bank & Trust Company
    89  South Street
    Boston, MA 02111

INDEPENDENT AUDITORS
   Price Waterhouse LLP
   1900 Chase Square
   Rochester, NY 14604

LEGAL COUNSEL
      Kirkpatrick & Lockhart LLP
      1800 M Street, N.W.
      Washington, D.C. 20036

                               FINANCIAL STATEMENT

                                   THE
                          (LOGO)   BOND FUND
                                   FOR GROWTH

                               PORTFOLIO OVERVIEW

                Based on the market value as of December 31, 1994

                       Total Net Assets       $126,691,033
                       Shares Outstanding     10,384,466
                       Number of Issues       136

                                Industry Sectors:
                                -----------------

Apparel / Textile                               1.3%
Banking                                         6.3%
Chemicals                                       0.1%
Computer Hardware                               7.0%
Computer Software                               5.1%
Construction / Building Supplies                2.3%
Diversified Manufacturing                       0.8%
Electronics / Electrical / Mechanical Equip.    7.4%
Energy / Natural Resources                      5.3%
Financial Services / Insurance                 12.9%
Food / Beverage / Tobacco                       5.6%
Forest / Paper Products                         2.5%
Health Care / Medical Products                  2.0%
Health Care Services                            4.2%
Household Products                              0.5%

Industrial Materials                            0.6%
Machinery                                       1.1%
Pharmaceuticals                                 4.8%
Publishing / Broadcasting                       3.2%
Real Estate                                     4.0%
Retailing                                       7.5%
Security Services                               1.8%
Service Companies                               0.4%
Telecommunications Equipment / Service          3.8%
Toys                                            0.4%
Transportation                                  0.5%
Travel / Recreation / Hotels                    2.3%
Waste Management / Env. Services                2.8%
TOTAL INVESTMENTS AS A
  PERCENTAGE OF NET ASSETS                     96.5%
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of The Bond Fund For Growth

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Bond Fund For Growth (the "Fund") at December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP


Price Waterhouse LLP
Rochester, New York
January 20, 1995


THE BOND FUND FOR GROWTH
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994
                                                                    Interest   Maturity       Market
   Par Value      Security Description                                Rate       Date         Value
-------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS--70.6%
  APPAREL/TEXTILE--1.3%
      $500,000    Fieldcrest Cannon, Inc.                             6.00%    03/15/12        $375,000
      $750,000    Graphic Industries, Inc.                            7.00%    05/15/06         631,875
      $800,000    Guilford Mills, Inc.                                6.00%    09/15/12         702,000
                                                                                           ------------
                  Total                                                                      $1,708,875
-------------------------------------------------------------------------------------------------------
  BANKING--1.9%
      $500,000    Bangkok Bank Public Co. Ltd. (a)(d)                 3.25%    03/03/04         454,375
    $2,050,000    First Republic Bancorp Inc.                         7.25%    12/01/02       1,911,625
                                                                                           ------------
                  Total                                                                      $2,366,000
-------------------------------------------------------------------------------------------------------
  COMPUTER HARDWARE--3.9%
      $300,000    Comptronix Corp.                                    6.75%    03/01/02         118,500
    $2,000,000    Comverse Technology, Inc.                           5.25%    12/01/03       1,590,000
    $1,425,000    Conner Peripherals, Inc.                            6.50%    03/01/02         997,500
      $500,000    Data General Corp.                                  7.75%    06/01/01         432,500
    $1,313,000    Iverson Technology Corp. (a)(b)(c)                  8.25%    09/01/02          91,910
      $300,000    LTX Corp.                                          13.50%    04/15/11         298,875
      $855,000    Telxon Corp.                                        7.50%    06/01/12         658,350
      $750,000    3Com Corp. (d)                                     10.25%    11/01/01         796,405
                                                                                           ------------
                  Total                                                                      $4,984,040
-------------------------------------------------------------------------------------------------------
  COMPUTER SOFTWARE--3.3%
    $2,000,000    Bay Networks, Inc. (d)                              5.25%    05/15/03       1,525,000
    $2,402,000    MacNeal-Schwendler Corp.                           7.875%    08/18/04       2,005,670
      $500,000    Sierra On-Line, Inc. (d)                            6.50%    04/01/01         638,750
                                                                                           ------------
                  Total                                                                      $4,169,420
-------------------------------------------------------------------------------------------------------
  CONSTRUCTION/BUILDING SUPPLIES--1.3%
    $1,000,000    Empresas ICA Sociedad Controladora, SA de CV        5.00%    03/15/04         640,000
      $750,000    Interface, Inc.                                     8.00%    09/15/13         683,438
      $500,000    Nippon Denro Ispat Ltd. (a)(d)                      3.00%    04/01/01         345,000
                                                                                           ------------
                  Total                                                                      $1,668,438
-------------------------------------------------------------------------------------------------------
  DIVERSIFIED MANUFACTURING--0.5%
    $1,000,000    Mascotech, Inc.                                     4.50%    12/15/03        $672,500
-------------------------------------------------------------------------------------------------------
  ELECTRONICS/ELECTRICAL/MECHANICAL EQUIPMENT--6.6%
    $1,000,000    Audiovox Corp.(d)                                   6.25%    03/15/01         705,000
      $800,000    Aurora Electronics, Inc.                            7.75%    04/15/01         580,000
    $2,044,000    Ducommun Inc.                                       7.75%    03/31/11       1,747,620
    $2,500,000    Fisher Scientific International Inc.                4.75%    03/01/03       2,262,500
    $1,300,000    Recognition International, Inc.                     7.25%    04/15/11       1,036,750
    $1,000,000    Trinova Corp.                                       6.00%    10/15/02         870,000
    $1,025,000    VLSI Technology, Inc.                               7.00%    05/01/12         886,625
      $430,000    Zenith Electronics Corp.                            6.25%    04/01/11         291,863
                                                                                           ------------
                  Total                                                                      $8,380,358
-------------------------------------------------------------------------------------------------------
  ENERGY/NATURAL RESOURCES--3.0%
    $1,400,000    Freeport--McMoRan Inc.                             6.55%    01/15/01       1,270,500
      $500,000    GE Capital Corp. Global Medium-Term Notes (a)(d)    2.50%    02/14/97         505,000
      $980,000    IMC Global, Inc.                                    6.25%    12/01/01         894,250
      $500,000    Inco Ltd.                                           5.75%    07/01/04         559,375
      $750,000    Oryx Energy Co.                                     7.50%    05/15/14         521,250
                                                                                           ------------
                  Total                                                                      $3,750,375

-------------------------------------------------------------------------------------------------------

                                      -36-


THE BOND FUND FOR GROWTH
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994
                                                                    Interest   Maturity       Market
   Par Value      Security Description                                Rate       Date          Value
-------------------------------------------------------------------------------------------------------
  FINANCIAL SERVICES/INSURANCE--10.6%
      $750,000    Alexander & Alexander Services, Inc.               11.00%    04/15/07        $746,250
    $2,400,000    Chubb Corp.                                         6.00%    05/15/98       2,430,000
      $600,000    Legg Mason, Inc.                                    7.00%    06/15/11         637,500
      $750,000    Leucadia National Corp.                             5.25%    02/01/03         695,625
    $2,300,000    Lomas Financial Corp.                               9.00%    10/31/03       1,451,875
    $1,325,000    Old Republic International Corp.                    5.75%    08/15/02       1,281,937
    $1,000,000    RE Capital Corp.                                    5.50%    08/01/00         908,750
    $1,300,000    Statesman Group, Inc.                               6.25%    05/01/03       1,316,250
    $1,000,000    Trenwick Group, Inc.                                6.00%    12/15/99         995,000
    $1,000,000    USLICO Corp.                                        8.50%    12/15/14       1,006,875
    $2,830,000    Waterhouse Investor Services, Inc.                  6.00%    12/15/03       1,903,175
                                                                                           ------------
                  Total                                                                     $13,373,237
-------------------------------------------------------------------------------------------------------
  FOOD/BEVERAGE/TOBACCO--4.7%
    $2,325,000    American Brands, Inc.                               7.75%    06/15/02       3,083,880
    $1,325,000    Chock Full O' Nuts Corp.                            8.00%    09/15/06       1,215,687
      $500,000    Flagstar Companies Inc.                            10.00%    11/01/14         362,500
    $1,950,000    Standard Commercial Corp.                           7.25%    03/31/07       1,296,750
                                                                                           ------------
                  Total                                                                      $5,958,817
-------------------------------------------------------------------------------------------------------
  FOREST/PAPER PRODUCTS--2.1%
      $500,000    Albany International Corp.                          5.25%    03/15/02         433,750
      $500,000    International Paper Co.                             5.75%    09/23/02         559,375
      $500,000    Riverwood International Corp.                       6.75%    09/15/03         528,750
    $1,500,000    Stone Container Corp.                               6.75%    02/15/07       1,128,750
                                                                                           ------------
                  Total                                                                      $2,650,625
-------------------------------------------------------------------------------------------------------
  HEALTH CARE/MEDICAL PRODUCTS--1.6%
      $500,000    AMSCO International, Inc.                           4.50%    10/15/02         380,000
      $500,000    Maxxim Medical Inc.                                 6.75%    03/01/03         466,875
    $1,450,000    MEDIQ Inc. (Nutramax Products Inc.)                 7.50%    07/15/03       1,116,500
                                                                                           ------------
                  Total                                                                      $1,963,375
-------------------------------------------------------------------------------------------------------
  HEALTH CARE SERVICES--2.9%
      $250,000    CareLine, Inc. (d)                                  8.00%    05/01/01         198,750
    $1,900,000    Pacific Physicians Services, Inc.                   5.50%    12/15/03       1,479,625
      $850,000    Pharmaceutical Marketing Services, Inc.             6.25%    02/01/03         548,250
      $500,000    Physicians Clinical Lab, Inc. (a)(d)                7.50%    08/15/00         453,750
    $1,000,000    Synetic Inc.                                        7.00%    12/01/01       1,015,000
                                                                                           ------------
                  Total                                                                      $3,695,375
-------------------------------------------------------------------------------------------------------
  HOUSEHOLD PRODUCTS--0.5%
      $700,000    McKesson Corp. (Armor All Products Corp.)           4.50%    03/01/04        $657,125
-------------------------------------------------------------------------------------------------------
  MACHINERY--1.1%
    $1,250,000    Raymond Corp.                                       6.50%    12/15/03      $1,400,000
-------------------------------------------------------------------------------------------------------
  PHARMACEUTICALS--3.3%
      $800,000    Bindley Western Industries, Inc.                    6.50%    10/01/02         767,000
    $1,175,000    Cabot Medical Corp.                                 7.50%    03/01/99         963,500
      $800,000    Cetus Corp. (Chiron Corp.)                          5.25%    05/21/02         640,000

                                                   -37-


THE BOND FUND FOR GROWTH
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994
                                                                    Interest   Maturity       Market
   Par Value      Security Description                                Rate       Date         Value
-------------------------------------------------------------------------------------------------------
  PHARMACEUTICALS (CONTINUED)
      $750,000    Chiron Corp. (d)                                    1.90%    11/17/00        $543,750
    $1,000,000    Elan Corp.                                          0.00%    10/16/12         410,000
      $500,000    ICN Pharmaceuticals, Inc.                           8.50%    11/15/99         478,125
      $500,000    IVAX Corp. (d)                                      6.50%    11/15/01         435,625
                                                                                           ------------
                  Total                                                                      $4,238,000
-------------------------------------------------------------------------------------------------------
  PUBLISHING/BROADCASTING--3.2%
    $1,800,000    Park Communications, Inc.                          6.875%    03/15/11       2,596,500
    $1,500,000    Time Warner, Inc.                                   8.75%    01/10/15       1,417,500
                                                                                           ------------
                  Total                                                                      $4,014,000
-------------------------------------------------------------------------------------------------------
  REAL ESTATE--4.0%
    $1,750,000    Engle Homes, Inc.                                   7.00%    03/01/03       1,356,250
    $1,150,000    Henderson Capital International Ltd.                4.50%    10/27/96       1,099,687
    $2,885,000    Patten Corp.                                        8.25%    05/15/12       2,163,750
      $500,000    Rouse Co.                                           5.75%    07/23/02         408,750
                                                                                           ------------
                  Total                                                                      $5,028,437
-------------------------------------------------------------------------------------------------------
  RETAILING--7.1%
    $2,165,000    Bell Sports Corp.                                   4.25%    11/15/00       1,396,425
    $1,200,000    Ben Franklin Retail Stores, Inc.                    7.50%    06/01/03         894,000
      $695,000    Big B, Inc.                                         6.50%    03/15/03         816,625
      $500,000    CML Group, Inc.                                     5.50%    01/15/03         363,125
      $400,000    Eagle Hardware & Garden, Inc.                       6.25%    03/15/01         262,000
      $500,000    General Host Corp.                                  8.00%    02/15/02         378,750
    $1,800,000    Michaels Stores, Inc.                               4.75%    01/15/03       1,881,000
      $500,000    Pier 1 Imports, Inc. (General Host Corp.) (a)(d)    8.50%    12/01/00         472,500
    $2,500,000    Proffitt's, Inc.                                    4.75%    11/01/03       1,937,500
      $500,000    Sports & Recreation, Inc.                           4.25%    11/01/00         532,500
                                                                                           ------------
                  Total                                                                      $8,934,425
-------------------------------------------------------------------------------------------------------
  SECURITY SERVICES--1.8%
    $2,250,000    Laidlaw  Inc. (ADT Ltd.) (d)                        6.00%    01/15/99      $2,317,500
-------------------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS EQUIPMENT/SERVICE--2.9%
      $400,000    Arch Communications Group, Inc. (d)                 6.75%    12/01/03         434,000
    $2,500,000    IDB Communications Group, Inc.                      5.00%    08/15/03       1,906,250
    $1,800,000    Porta Systems Corp.                                 6.00%    07/01/02         832,500
      $500,000    Telekom Malaysia Berhad (a) (d)                     4.00%    10/03/04         443,750
                                                                                           ------------
                  Total                                                                      $3,616,500
-------------------------------------------------------------------------------------------------------
  TOYS--0.4%
      $500,000    Hasbro, Inc.                                        6.00%    11/15/98        $528,125
-------------------------------------------------------------------------------------------------------
  TRAVEL/RECREATION/HOTELS--1.5%
      $500,000    Alliance Gaming Corp. (a)(d)                        7.50%    09/15/03         425,000
    $1,500,000    Microtel Franchise & Development Corp. (a)(b)(e)    8.00%    02/01/04       1,500,000
                                                                                           ------------
                  Total                                                                      $1,925,000
-------------------------------------------------------------------------------------------------------

                                                  -38-


THE BOND FUND FOR GROWTH
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994
                                                                    Interest   Maturity       Market
   Par Value      Security Description                                Rate       Date         Value
-------------------------------------------------------------------------------------------------------
  WASTE MANAGEMENT/ENVIRONMENTAL SERVICES--1.1%
      $335,000    Sanifill, Inc.                                      7.50%    06/01/06        $322,438
      $250,000    USA Waste Services, Inc.                            8.50%    10/15/02         251,250
    $1,040,000    Roy F. Weston, Inc.                                 7.00%    04/15/02         834,600
                                                                                           ------------
                  Total                                                                      $1,408,288
-------------------------------------------------------------------------------------------------------
  Total convertible bonds (cost $96,509,877)                                                $89,408,835
=======================================================================================================


                                                                    Annual                    Market
  Shares          Security Description                             Dividend                   Value
-------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS--24.2%
  BANKING--4.4%
        60,000    ONBANCorp, Inc Series B                           $1.6875                   1,267,500
       142,800    Rochester Community Savings Bank                    $1.75                   3,793,125
        18,000    Union Planters Corp.                                $2.00                     506,250
                                                                                           ------------
                  Total                                                                      $5,566,875
-------------------------------------------------------------------------------------------------------
  CHEMICALS--0.1%
         2,150    LSB Industries, Inc. Series 2                       $3.25                     $76,863
-------------------------------------------------------------------------------------------------------
  COMPUTER HARDWARE--3.1%
        75,000    Advanced Micro Devices, Inc.                        $3.00                  $3,975,000
-------------------------------------------------------------------------------------------------------
  COMPUTER SOFTWARE--1.8%
        25,000    Salomon Brothers Inc. Microsoft ELKS                $3.99                  $2,325,000
-------------------------------------------------------------------------------------------------------
  CONSTRUCTION/BUILDING SUPPLIES--1.0%
        30,000    WHX Corp. Series B                                  $3.75                  $1,275,000
-------------------------------------------------------------------------------------------------------
  DIVERSIFIED MANUFACTURING--0.3%
        30,000    Mascotech Inc. DECS                                 $1.20                    $412,500
-------------------------------------------------------------------------------------------------------
  ELECTRONICS/ELECTRICAL/MECHANICAL EQUIPMENT--0.8%
         1,400    Cooper Industries, Inc.                             $1.60                      28,700
        20,000    Kaman Corp.                                         $3.25                     962,500
                                                                                           ------------
                  Total                                                                        $991,200
-------------------------------------------------------------------------------------------------------
  ENERGY/NATURAL RESOURCES--2.3%
        10,000    Cyprus Amax Minerals Co.                            $4.00                     588,125
        20,000    Gerrity Oil & Gas Corp.                             $1.50                     258,750
        85,000    ICO, Inc.                                         $1.6875                   1,487,500
        49,800    Kaiser Aluminum Corp. Series A                      $0.65                     404,625
         8,000    Western Gas Resources, Inc.                        $2.625                     254,000
                                                                                           ------------
                  Total                                                                      $2,993,000
-------------------------------------------------------------------------------------------------------
  FINANCIAL SERVICES/INSURANCE--2.3%
        10,000    Alexander & Alexander Services, Inc. (d)           $3.625                     402,500
        10,000    Aon Corp.                                          $3.125                     458,750
        70,000    Capstead Mortgage Corp.                             $1.26                     717,500
         8,000    Conseco, Inc Series D                               $3.25                     326,000
        20,000    SunAmerica, Inc. PERCS Series D                     $2.78                     735,000
         5,400    Travelers, Inc. Series B                            $2.75                     278,775
                                                                                           ------------
                  Total                                                                      $2,918,525
-------------------------------------------------------------------------------------------------------
                                                     -39-



THE BOND FUND FOR GROWTH
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994
                                                                    Annual                     Market
   Shares         Security Description                             Dividend                    Value
-------------------------------------------------------------------------------------------------------
  FOOD/BEVERAGE/TOBACCO--0.6%
       120,000    RJR Nabisco Holdings Corp. PERCS                 $0.60125                    $735,000
-------------------------------------------------------------------------------------------------------
  FOREST/PAPER PRODUCTS--0.4%
        10,000    Sonoco Products Co.                                 $2.25                    $478,125
-------------------------------------------------------------------------------------------------------
  HEALTH CARE/MEDICAL PRODUCTS--0.4%
        20,000    U.S. Surgical Corp. DECS                            $2.20                    $455,000
-------------------------------------------------------------------------------------------------------
  HEALTH CARE SERVICES--1.3%
        27,800    Beverly Enterprises, Inc.                           $2.75                  $1,640,200
-------------------------------------------------------------------------------------------------------
  INDUSTRIAL MATERIALS--0.6%
        15,000    Corning Delaware, L.P. MIPS                         $3.00                    $701,250
-------------------------------------------------------------------------------------------------------
  PHARMACEUTICALS--1.5%
        10,000    Bear Stearns Cos. Inc. Merck CHIPS                  $2.01                     366,250
        15,000    Lehman Brothers Holdings Inc. Amgen YEELDS          $2.94                     780,000
        14,000    Salomon Brothers Inc. Amgen ELKS                    $3.19                     731,500
                                                                                            -----------
                  Total                                                                      $1,877,750
-------------------------------------------------------------------------------------------------------
  RETAILING--0.4%
        10,000    Sears, Roebuck and Co. PERCS                        $3.75                    $557,500
-------------------------------------------------------------------------------------------------------
  SERVICE COMPANIES--0.4%
        10,000    SCI Finance LLC (Service Corp. Int.) TECONS         $3.13                    $520,000
-------------------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS EQUIPMENT/SERVICE--0.9%
        15,000    LCI International, Inc.                             $1.25                     543,750
         8,000    Morgan Stanley Gr. Inc. Telefonos de Mexico PERQS   $3.78                     376,000
         4,000    Philippine Long Distance Telephone Co.              $3.50                     216,500
                                                                                            -----------
                  Total                                                                      $1,136,250
-------------------------------------------------------------------------------------------------------
  TRANSPORTATION--0.5%
        15,000    Arkansas Best Corp.                                 $2.88                    $614,063
-------------------------------------------------------------------------------------------------------
  TRAVEL/RECREATION/HOTELS--0.8%
        40,700    Morgan Stanley Gr. Inc. Int'l Game Tech. PERQS     $1.235                     661,375
        10,000    Salomon Brothers Inc. Promus ELKS                  $3.020                     340,000
                                                                                            -----------
                  Total                                                                      $1,001,375
-------------------------------------------------------------------------------------------------------
  WASTE MANAGEMENT/ENVIRONMENTAL SERVICES--0.3%
        25,000    International Technology Corp.                      $1.75                    $421,875
-------------------------------------------------------------------------------------------------------
  Total convertible preferred stocks (cost $32,144,619)                                     $30,672,351
=======================================================================================================
                                                                                                Market
  Shares                  Security Description                                                   Value
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--1.7%
  FOOD/BEVERAGE/TOBACCO--0.3%
        60,000    RJR Nabisco Holdings Corp. (c)                                               $330,000
-------------------------------------------------------------------------------------------------------

                                                -40-

THE BOND FUND FOR GROWTH
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994
                                                                                                Market
  Shares                  Security Description                                                  Value
-------------------------------------------------------------------------------------------------------
  WASTE MANAGEMENT/ENVIRONMENTAL SERVICES--1.4%
       200,000    Chemical Waste Management, Inc. (c)                                         $1,850,000
--------------------------------------------------------------------------------------------------------
  Total common stocks (cost $2,280,100)                                                       $2,180,000
                                                                                            ------------
TOTAL INVESTMENTS (COST $130,934,596)--96.5%                                                 122,261,186
                                                                                            ------------
OTHER ASSETS AND LIABILITIES (NET)--3.5%                                                       4,429,847
                                                                                            ------------
NET ASSETS AT MARKET--100.0%                                                                $126,691,033
                                                                                            ============
NET ASSET VALUE PER SHARE (10,384,466 SHARES OUTSTANDING)                                         $12.20
                                                                                            ============

(a) Illiquid security.
(b) Fair valued security.
(c) Non-income producing security.
(d) Restricted security. This security, although not registered under the Securities Act of 1933, as amended (the "Act"), may be resold to certain qualified institutional buyers in reliance upon Rule 144A under the Act.
(e) Restricted security.


                 See accompanying notes to financial statements.
================================================================================

  PORTFOLIO ABBREVIATIONS

    CHIPS:   Common-linked Higher Income Participation Securities
    DECS:    Dividend Enhanced Convertible Stock
    ELKS:    Equity Linked Securities
    MIPS:    Monthly Income Preferred Securities
    PERCS:   Preferred Equity Redemption Cumulative Stock
    PERQS:   Performance Equity-linked Redemption Quarterly-pay Securities
    TECONS:  Term Convertible Shares
    YEELDS:  Yield Enhanced Equity Linked Debt Securities
================================================================================
  ASSET COMPOSITION TABLE
  December 31, 1994
  (Unaudited)
  (As a percentage of bonds)

                          Percentage
   Rating                  of Bonds
   ---------              ----------
   AAA                       0.6%
   AA                        4.1%
   A                         8.2%
   BBB                      15.5%
   BB                       13.4%
   B                        35.5%
   Below B                   3.2%
   Not rated                19.5%
                           ------
   Total                   100.0%
                           ======

                            THE BOND FUND FOR GROWTH
--------------------------------------------------------------------------------
             STATEMENT OF ASSETS AND LIABILITIES--DECEMBER 31, 1994
ASSETS
  Investments at market (Cost $130,934,596) .....................  $122,261,186
  Cash and cash equivalents .....................................     3,350,969
  Dividends and interest receivable .............................     1,952,222
  Receivable for capital shares sold ............................       631,571
  Other assets ..................................................        13,302
                                                                   ------------
    Total assets ................................................   128,209,250
                                                                   ------------
LIABILITIES
  Payable for investments purchased .............................        28,665
  Payable for capital shares repurchased ........................       829,202
  Distribution payable to shareholders ..........................       657,687
  Other liabilities .............................................         2,663
                                                                   ------------
    Total liabilities ...........................................     1,518,217
                                                                   ------------
NET ASSETS ......................................................  $126,691,033
                                                                   ============
REPRESENTED BY
  Paid in capital ...............................................  $135,728,559
  Excess of distributions over net investment income ............       (24,929)
  Accumulated net realized loss on investment transactions ......      (339,187)
  Net unrealized depreciation of investments ....................    (8,673,410
                                                                   ------------
  Total--Representing net assets applicable to capital
   shares outstanding ...........................................  $126,691,033
                                                                   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
  Net asset value and redemption price per share
   ($126,691,033 divided by 10,384,466 shares) ..................        $12.20
                                                                   ============
  Offering price per share (100/96.75 of $12.20)* ...............        $12.61
                                                                   ============
  *On single retail sales of less than $250,000. On sales of $250,000 or more and on group sales the offering price is reduced.
--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
                          Year ended December 31, 1994
INVESTMENT INCOME:
  Dividends .....................................................    $1,519,262
  Interest ......................................................     5,793,550
                                                                   ------------
    Total investment income .....................................     7,312,812
                                                                   ------------
EXPENSES:
  Distribution fees .............................................       794,543
  Management fees ...............................................       596,082
  Shareholder servicing agent fees ..............................       129,352
  Shareholder communications ....................................        74,859
  Accounting and auditing .......................................        52,716
  Registration fees .............................................        50,096
  Legal fees ....................................................        25,981
  Custodian fees ................................................         6,785
  Trustees' fees ................................................         4,700
  Miscellaneous .................................................         9,250
  Interest ......................................................        16,427
                                                                   ------------
    Total expenses ..............................................     1,760,791
                                                                   ------------
Net investment income ...........................................     5,552,021
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments ..............................     2,246,856
  Net decrease in unrealized appreciation of investments ........   (10,516,166)
                                                                   ------------
Net loss on investments .........................................    (8,269,310)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   ($2,717,289)
                                                                   ============
                       STATEMENT OF CHANGES IN NET ASSETS

                                                       Year ended December 31,
                                                     ---------------------------
                                                          1994          1993
                                                          ----          ----
Increase in net assets--
Operations:
  Net investment income ............................   $5,552,021    $1,740,752
  Net realized gain from security transactions .....    2,246,856     3,199,718
  (Decrease) increase in unrealized appreciation ...  (10,516,166)    1,621,918
                                                     ------------   -----------
(Decrease) increase in net assets
  resulting from operations ........................   (2,717,289)    6,562,388
                                                     ------------   -----------
Distributions to shareholders from:
  Net investment income ............................   (5,616,654)   (1,872,328)
  Capital gains ....................................   (1,445,043)
                                                     ------------   -----------
    Total distributions to shareholders ............   (7,061,697)   (1,872,328)
                                                     ------------   -----------
Fund share transactions:
  Net proceeds from shares sold ....................   74,824,458    60,318,269
  Value of shares issued in reinvestment
    of distributions ...............................    5,248,037     1,236,698
  Cost of shares repurchased .......................  (12,977,435)   (7,111,197)
                                                     ------------   -----------
  Increase in net assets derived from Fund
    share transactions .............................   67,095,060    54,443,770
                                                     ------------   -----------
Increase in net assets .............................   57,316,074    59,133,830
Net assets:
Beginning of year ..................................   69,374,959    10,241,129
                                                     ------------   -----------
End of year (including excess of distributions
  over net investment income of $24,929--1994
  and $498,212--1993 ............................... $126,691,033   $69,374,959
                                                     ============   ===========
                See accompanying notes to financial statements.
                                      -42-

THE BOND FUND FOR GROWTH
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1994

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES:

The Bond Fund For Growth (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the 4:00 p.m. sales price on the last business day of the period; securities traded in the over-the-counter market, listed securities for which no sale was reported on that date and exchange traded convertible bonds where the last sales price is not considered to be representative of the most recent bid and ask prices are valued at the mean between the bid and ask prices. In some instances, securities which trade on an exchange or in the over-the-counter market, but trade more actively in a dealer market, are valued at the mean of the reported bid and ask price by a dealer. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are recorded on the trade date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund accretes original issue discount. Market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as income, rather than capital gain. Dividend income is recorded on the ex-dividend date.

CALL OPTIONS. Call options are written by the Fund only on securities owned by the Fund and all such options are listed on a national securities exchange. When the Fund sells an option, the premium received is recorded in the Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amounts reflect the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in securities' values underlying these instruments. The Fund's activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks.

DISTRIBUTIONS TO SHAREHOLDERS. Income dividends are declared and recorded daily by the Fund and are distributed to shareholders quarterly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The excess of distributions over net investment income results from the amortization of organizational expenses from 1986 through 1991, which reduced net investment income for book purposes but were considered disallowed expenses for tax purposes.

FEDERAL INCOME TAXES. During any particular year, the Fund is required to distribute certain minimum amounts of net realized capital gains and net investment income in order to avoid a federal income or excise tax. It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders. Therefore, the Fund was not required to record a liability for either federal income or excise tax.

RECLASSIFICATION OF CAPITAL ACCOUNTS. In 1993, the Fund adopted the provisions of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" (SOP). The SOP requires the Fund to report the undistributed net investment income (accumulated loss) and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future tax distributions (or to offset future realized capital gains). The initial implementation of the SOP did not have a significant impact on the Fund; however, in 1994, the Fund reclassified $537,915 from accumulated net realized gain to undistributed net investment income. This reclassification, which has no impact on net investment income or total net assets of the Fund, is primarily caused by accumulated market discount on bonds sold, which is an element of capital gains and losses for book purposes and is considered ordinary income for tax purposes.

THE BOND FUND FOR GROWTH
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1994

NOTE 2. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATED PARTIES:

Ronald H. Fielding, President and a trustee of the Fund, is also an officer, director, and controlling shareholder of Fielding Management Company, Inc.
(FMC), the Fund's investment adviser, as well as an officer, director and controlling shareholder of Rochester Fund Distributors, Inc. (RFD), the Fund's principal underwriter, and an officer, director and controlling shareholder of Rochester Fund Services, Inc. (RFS), the Fund's shareholder servicing, accounting and pricing agent.

The management fee payable to FMC is based on an annual rate .625% of average daily net assets up to $50 million, .50% of average daily net assets on the next $250 million, and .4375% of average daily net assets in excess of $300 million. During 1994, FMC received fees of $596,082 for management and investment advisory services.

For the year ended December 31, 1994, RFD purchased shares of the Fund at net asset value to fill orders received from dealers and retained net underwriting discounts of $171,428. The Fund has adopted a distribution plan pursuant to Rule 12b-l of the Investment Company Act of 1940, as amended, which permits the Fund to pay an asset based sales charge of up to .50% per annum of its average daily net assets for certain sales related distribution expenses and a service fee of up to .25% per annum of average daily net assets for expenses incurred in connection with the maintenance of shareholder accounts. For the year ended December 31, 1994, the Fund paid distribution fees of $794,543 to RFD. From this amount, RFD made service fee payments of $509,750 to broker dealers and financial institutions.

For the year ended December 31, 1994, RFS received $165,127 in shareholder servicing agent, pricing and accounting fees from the Fund. The shareholder servicing agent fee charged by RFS to the Fund is based on a monthly maintenance fee of $2.01 for each shareholder account. During 1994, the Fund was charged $35,775 for pricing and accounting services.

For the year ended December 31, 1994, the Fund directly purchased from the Rochester Tax Managed Fund, Inc., an affiliated investment company, investments at market value in the amount of $815,250. There were no commissions or other charges associated with these transactions.

NOTE 3. PORTFOLIO INFORMATION:

Cost of purchases and proceeds from sales of investment securities for the year ended December 31, 1994 were $116,625,329 and $55,062,603, respectively.

The Fund had no transactions in call options for the year ended December 31, 1994.

The Fund held $12,596,655 in restricted securities at December 31, 1994, comprising approximately 9.9% of net assets.

Unrealized appreciation (depreciation) at December 31, 1994 based on cost of securities for federal income tax purposes of $131,068,166 was:

       Gross unrealized appreciation .....................   $3,597,014
       Gross unrealized depreciation .....................  (12,403,993)
                                                            -----------
       Net unrealized depreciation .......................  ($8,806,979)
                                                            ===========

During 1994, all capital loss carryover available in the amount of $874,298 was utilized to offset realized capital gains. The excess of realized capital gains in the amount of $1,445,043 was distributed to shareholders.

THE BOND FUND FOR GROWTH
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1994

NOTE 4. BANK BORROWINGS:

The Fund has available a $5,000,000 unsecured line of credit with a bank. Borrowings are payable on demand and bear interest at the bank's prime rate.

The Fund had no borrowings outstanding at December 31, 1994. For the year ended December 31, 1994, the average monthly loan balance was $246,073 at a weighted average interest rate of 7.15%. The maximum amount of borrowings outstanding at any month-end was $1,779,100.

NOTE 5. SHARES OF BENEFICIAL INTEREST:

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, par value $.01 per share. Transactions in capital stock were as follows:

Year ended December 31,                              1994            1993
                                                     ----            ----
  Shares sold ..................................   5,704,417      4,833,792
  Shares issued on reinvestment of
    distributions ..............................     415,454         97,509
  Shares repurchased ...........................  (1,008,951)      (553,777)
                                                  ----------      ---------
  Net increase in shares outstanding ...........   5,110,920      4,377,524
  Shares outstanding, beginning of year ........   5,273,546        896,022
                                                  ----------      ---------
  Shares outstanding, end of year ..............  10,384,466      5,273,546
                                                  ==========      =========

THE BOND FUND FOR GROWTH
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                 Year ended December 31,

                                         1994     1993    1992     1991    1990
                                        ------   ------  ------  ------  ------
Net asset value, beginning of year ..   $13.16   $11.43   $9.37   $7.88   $9.16
                                        ------   ------  ------  ------  ------
  Income from investment operations:
    Net investment income ...........     0.68     0.59    0.69    0.65    0.54
    Net realized and unrealized gain
      (loss) on investments .........    (0.81)    1.79    2.15    1.53   (1.26)
                                        ------   ------  ------  ------  ------
      Total from investment operations   (0.13)    2.38    2.84    2.18   (0.72)
                                        ------   ------  ------  ------  ------
  Less distributions:
    Dividends from net investment
      income ........................    (0.69)   (0.65)  (0.78)  (0.69)  (0.56)
    Distributions from capital gains     (0.14)     --      --      --      --
    Returns of capital ..............      --       --      --      --      --
                                        ------   ------  ------  ------  ------
      Total distributions ...........    (0.83)   (0.65)  (0.78)  (0.69)  (0.56)
                                        ------   ------  ------  ------  ------
Net asset value, end of year ........   $12.20   $13.16  $11.43   $9.37   $7.88
                                        ======   ======  ======  ======  ======
Total return (excludes sales load ...   (1.12%)  21.23%  31.19%  28.50%  (8.14%)
Ratios/supplemental data:
  Net assets, end of year
   (000 omitted) .................... $126,691  $69,375 $10,241  $6,403  $6,035
  Ratio of total expenses to
    average net assets ..............    1.66%    1.78%   1.93%+  2.01%*  2.92%
  Ratio of total expenses
    (excluding interest) to
    average net assets** ............    1.65%    1.75%   1.91%+  1.94%*  2.90%
  Ratio of net investment income to
    average net assets ..............    5.24%    4.70%   6.62%+  7.60%*  6.37%
  Portfolio turnover rate ...........   52.82%   88.66%  80.09%  48.55%  33.23%
--------------------------------------------------------------------------------
+ Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. which amounted to $0.01 per share. Without reimbursement, the ratios would have been 2.06%, 2.04% and 6.50%, respectively.
* Net of fees and expenses waived or reimbursed by Fielding Management Company, Inc. and Rochester Fund Services, Inc., which amounted to $0.07 per share. Without reimbursement, the ratios would have been 2.82%, 2.75% and 6.79%, respectively.
** During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

Per share information has been determined on the basis of the weighted number of shares outstanding during the period.

                                   APPENDIX A
                           DESCRIPTION OF BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICES, INC.
CORPORATE BOND RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamental strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both goods and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                      -A1-

     Moody's applies numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

     Con. (---) -- Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. Theses are bonds secured by (1) earnings of projects under construction, (2) earnings of projects unseasoned in operation experiences, (3) rentals which begin when facilities are completed, or (4) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of condition.

STANDARD & POOR'S RATING GROUP BOND RATINGS

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity then for bonds in the A category.

BB -- B -- CCC -- CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of principal and/or interest is in arrears.

     Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project, makes no comment on the likelihood of, or the

                                      -A2-
risk of default upon failure of such completion. Accordingly, the investor should exercise his own judgement with respect to such likelihood and risk.

STANDARD & POOR'S RATING GROUP
PREFERRED STOCK RATING DEFINITIONS

"AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

"AA" A preferred stock issue rate "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

"A" An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

"BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

"BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

"CC" The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

"C"  A preferred stock rated "C" is a non-paying issue.

"D" A preferred stock rated "D" is a non-paying issues with the issuer in default on debt instruments.

FITCH INVESTORS SERVICES, INC.

AAA bonds (highest quality): "the obligor has an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events."

AA bonds (high quality): "the obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue."

                                      -A3-

A bonds (good quality): "the obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB bonds (satisfactory bonds): "the obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings."